                                                                     EXHIBIT 7.1




                                AXCAN PHARMA INC.

                                       and

                         U.S. BANK NATIONAL ASSOCIATION

                                   as Trustee

                               ------------------

                                    INDENTURE

                            Dated as of March 5, 2003

                               ------------------

                          $125,000,000 Principal Amount

              (Includes Exercise of Over-allotment Option In Full)

                 4 1/4% CONVERTIBLE SUBORDINATED NOTES DUE 2008

                             CROSS-REFERENCE TABLE*


TIA                                                                                                       Indenture
Section                                                                                                     Section
-------                                                                                                     -------
310(a)(1)...................................................................................................   7.10
     (a)(2).................................................................................................   7.10
     (a)(3).................................................................................................   N.A.
     (a)(4).................................................................................................   N.A.
     (b).......................................................................................   7.08; 7.10; 12.02
     (c)....................................................................................................   N.A.
311(a)......................................................................................................   7.11
     (b)....................................................................................................   7.11
     (c)....................................................................................................   N.A.
312(a)......................................................................................................   2.05
     (b)....................................................................................................  12.03
     (c)....................................................................................................  12.03
313(a)......................................................................................................   7.06
     (b)(1).................................................................................................   N.A.
     (b)(2).................................................................................................   7.06
     (c).............................................................................................   7.06; 12.02
     (d)....................................................................................................   7.06
314(a)......................................................................................................   4.02
     (b)....................................................................................................   N.A.
     (c)(1).................................................................................................  12.04
     (c)(2).................................................................................................  12.04
     (c)(3).................................................................................................   N.A.
     (d)....................................................................................................   N.A.
     (e)....................................................................................................  12.05
     (f)....................................................................................................   N.A.
315(a)....................................................................................................  7.01(B)
     (b).............................................................................................   7.05; 12.02
     (c)..................................................................................................  7.01(A)
     (d)..................................................................................................  7.01(C)
     (e)....................................................................................................   6.11
316(a)(last sentence).......................................................................................   2.09
     (a)(1)(A)..............................................................................................   6.05
     (a)(1)(B)..............................................................................................   6.04
     (a)(2).................................................................................................   N.A.
     (b)....................................................................................................   6.07
317(a)(1)...................................................................................................   6.08
     (a)(2).................................................................................................   6.09
     (b)....................................................................................................   2.04
318(a)......................................................................................................  12.01

* N.A means Not Applicable.

Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

                                TABLE OF CONTENTS


                                   Article One
                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 101. Definitions..........................................................................................1
      "Additional Interest Amount"................................................................................1
      "Affiliate".................................................................................................1
      "Agent".....................................................................................................1
      "Board of Directors"........................................................................................1
      "Board Resolution"..........................................................................................1
      "Capital Stock".............................................................................................1
      "Change in Control Price"...................................................................................1
      "Common Shares".............................................................................................2
      "Company"...................................................................................................2
      "Company Request"or "Company Order".........................................................................2
      "Corporate Trust Office of the Trustee".....................................................................2
      "Daily Market Price"........................................................................................2
      "Default"...................................................................................................2
      "Depositary"................................................................................................2
      "Exchange Act"..............................................................................................2
      "Holder"or "Security Holder"................................................................................2
      "Indenture".................................................................................................2
      "Initial Purchasers"........................................................................................2
      "Interest"..................................................................................................3
      "Issue Date"................................................................................................3
      "Maturity Date".............................................................................................3
      "Non-U.S. Person"...........................................................................................3
      "Officer"...................................................................................................3
      "Officers'Certificate"......................................................................................3
      "Opinion of Counsel"........................................................................................3
      "Over-Allotment Option".....................................................................................3
      "Person"....................................................................................................3
      "Purchase Agreement"........................................................................................3
      "QIB".......................................................................................................3
      "Redemption Price"..........................................................................................3
      "Registration Rights Agreement".............................................................................3
      "Regulation S"..............................................................................................3
      "Regulation S Global Security"..............................................................................4
      "Responsible Officer".......................................................................................4
      "Restricted Security".......................................................................................4
      "Rule 144A".................................................................................................4
      "Rule 144A Global Security".................................................................................4
      "Santions Regulations"......................................................................................4
      "SEC".......................................................................................................4
      "Securities"................................................................................................4
      "Securities Act"............................................................................................4

      "Significant Subsidiary"....................................................................................4
      "Senior Indebtedness".......................................................................................4
      "Stated Maturity"...........................................................................................4
      "Subsidiary"................................................................................................4
      "Tax Act"...................................................................................................5
      "TIA".......................................................................................................5
      "Trustee"...................................................................................................5
SECTION 102.  Other Definitions...................................................................................5
SECTION 103.  Incorporated By Reference from Trust Indenture Act..................................................6
SECTION 104.  Rules Of Construction...............................................................................6

                                   Article Two
                                 THE SECURITIES

SECTION 201.  Form And Dating....................................................................................7
SECTION 202.  Execution And Authentication.......................................................................8
SECTION 203.  Registrar, Paying Agent And Conversion Agent.......................................................8
SECTION 204.  Paying Agent To Hold Money In Trust................................................................9
SECTION 205.  Security Holder Lists..............................................................................9
SECTION 206.  Transfer And Exchange..............................................................................9
SECTION 207.  Replacement Securities.............................................................................10
SECTION 208.  Outstanding Securities.............................................................................10
SECTION 209.  Securities Held By The Company Or An Affiliate.....................................................11
SECTION 210.  Temporary Securities...............................................................................11
SECTION 211.  Cancellation.......................................................................................11
SECTION 212.  Defaulted Interest.................................................................................12
SECTION 213.  Cusip Numbers......................................................................................12
SECTION 214.  Deposit Of Moneys..................................................................................12
SECTION 215.  Book-Entry Provisions For Global Securities........................................................12
SECTION 216.  Special Transfer Provisions........................................................................14
SECTION 217.  Restrictive Legends................................................................................16
SECTION 218.  Computation of Interest............................................................................17


                                  Article Three
                                   REDEMPTION

SECTION 301.  Right Of Redemption................................................................................17
SECTION 302.  Notices To Trustee.................................................................................17
SECTION 303.  Selection Of Securities To Be Redeemed.............................................................17
SECTION 304.  Notice Of Redemption...............................................................................18
SECTION 305.  Effect Of Notice Of Redemption.....................................................................19
SECTION 306.  Deposit Of Redemption Price........................................................................19
SECTION 307.  Securities Redeemed In Part........................................................................19
SECTION 308.  Redemption For Tax Reasons.........................................................................20
SECTION 309.  Purchase at the Option of Holders Upon a Change in Control.........................................21
SECTION 310.  Conversion Arrangement On Call For Redemption......................................................25

                                  Article Four
                                    COVENANTS

SECTION 401.  Payment Of Securities..............................................................................26
SECTION 402.  Maintenance Of Office Or Agency....................................................................26
SECTION 403.  Reports............................................................................................26
SECTION 404.  Compliance Certificate.............................................................................27
SECTION 405.  Stay, Extension And Usury Laws.....................................................................27
SECTION 406.  Corporate Existence................................................................................27
SECTION 407.  Payment Of Additional Amounts......................................................................28
SECTION 408.  Notice Of Default..................................................................................29
SECTION 409.  Use Of Proceeds; Repayment.........................................................................29
SECTION 410.  Further Instruments And Acts.......................................................................29

                                  Article Five
                                   SUCCESSORS

SECTION 501.  When Company May Merge, Etc........................................................................29
SECTION 502.  Successor Substituted..............................................................................30

                                   Article Six
                              DEFAULTS AND REMEDIES

SECTION 601.  Events Of Default..................................................................................30
SECTION 602.  Acceleration.......................................................................................32
SECTION 603.  Other Remedies.....................................................................................32
SECTION 604.  Waiver Of Past Defaults............................................................................33
SECTION 605.  Control By Majority................................................................................33
SECTION 606.  Limitation On Suits................................................................................33
SECTION 607.  Rights Of Holders To Receive Payment...............................................................33
SECTION 608.  Collection Suit By Trustee.........................................................................34
SECTION 609.  Trustee May File Proofs Of Claim...................................................................34
SECTION 610.  Priorities.........................................................................................34
SECTION 611.  Undertaking For Costs..............................................................................35

                                  Article Seven
                                     TRUSTEE

SECTION 701.  Duties Of Trustee..................................................................................35
SECTION 702.  Rights Of Trustee..................................................................................36
SECTION 703.  Individual Rights Of Trustee.......................................................................37
SECTION 704.  Trustee's Disclaimer...............................................................................37
SECTION 705.  Notice Of Defaults.................................................................................37
SECTION 706.  Reports By Trustee To Holders......................................................................38
SECTION 707.  Compensation And Indemnity.........................................................................38
SECTION 708.  Replacement Of Trustee.............................................................................38
SECTION 709.  Successor Trustee By Merger, Etc...................................................................39
SECTION 710.  Eligibility, Disqualification......................................................................39
SECTION 711.  Preferential Collection Of Claims Against Company..................................................40


                                  Article Eight
                             DISCHARGE OF INDENTURE

SECTION 801.  Termination Of The Obligations Of The Company......................................................40
SECTION 802.  Application Of Trust Money.........................................................................41
SECTION 803.  Repayment To Company...............................................................................41
SECTION 804.  Reinstatement......................................................................................41

                                  Article Nine
                                   AMENDMENTS

SECTION 901.  Without Consent Of Holders.........................................................................42
SECTION 902.  With Consent Of Holders............................................................................42
SECTION 903.  Compliance With Trust Indenture Act................................................................44
SECTION 904.  Revocation And Effect Of Consents..................................................................44
SECTION 905.  Notation On Or Exchange Of Securities..............................................................44
SECTION 906.  Trustee Protected..................................................................................44

                                   Article Ten
                                   CONVERSION

SECTION 1001. Conversion Privilege, Restrictive Legends..........................................................45
SECTION 1002. Conversion Procedure...............................................................................45
SECTION 1003. Fractional Shares..................................................................................46
SECTION 1004. Taxes On Conversion................................................................................46
SECTION 1005. Company To Provide Shares..........................................................................46
SECTION 1006. Adjustment Of Conversion Rate......................................................................47
SECTION 1007. No Adjustment......................................................................................51
SECTION 1008. Other Adjustments..................................................................................52
SECTION 1009. Adjustments For Tax Purposes.......................................................................52
SECTION 1010. Notice Of Adjustment...............................................................................53
SECTION 1011. Notice Of Certain Transactions.....................................................................53
SECTION 1012. Effect Of Reclassifications, Consolidations, Amalgamations,
              Statutory Arrangements, Mergers, Binding Share Exchanges Or Sales
              On Conversion Privilege............................................................................53
SECTION 1013. Trustee's Disclaimer...............................................................................54

                                 Article Eleven
                                  SUBORDINATION

SECTION 1101. Agreement To Subordinate...........................................................................55
SECTION 1102. Certain Definitions................................................................................55
SECTION 1103. Liquidation; Dissolution; Bankruptcy...............................................................56
SECTION 1104. Company Not To Make Payments With Respect To Securities
              In Certain Circumstances...........................................................................57
SECTION 1105. Acceleration Of Securities.........................................................................57
SECTION 1106. When Distribution Must Be Paid Over................................................................57
SECTION 1107. Notice By Company..................................................................................57
SECTION 1108. Subrogation........................................................................................57
SECTION 1109. Relative Rights....................................................................................58

SECTION 1110. Subordination May Not Be Impaired By Company.......................................................58
SECTION 1111. Distribution Or Notice To Representative...........................................................58
SECTION 1112. Rights Of Trustee And Paying Agent.................................................................59
SECTION 1113. Officers'Certificate...............................................................................59
SECTION 1114. Not To Prevent Events Of Default...................................................................59

                                 Article Twelve
                                  MISCELLANEOUS

SECTION 1201. Trust Indenture Act Controls.......................................................................60
SECTION 1202. Notices............................................................................................60
SECTION 1203. Communication By Holders With Other Holders........................................................60
SECTION 1204. Certificate And Opinion As To Conditions Precedent.................................................61
SECTION 1205. Statements Required In Certificate Or Opinion......................................................61
SECTION 1206. Rules By Trustee And Agents........................................................................62
SECTION 1207. Legal Holidays.....................................................................................62
SECTION 1208. No Recourse Against Others.........................................................................62
SECTION 1209. Duplicate Originals................................................................................62
SECTION 1210. Governing Law......................................................................................62
SECTION 1211. No Adverse Interpretation Of Other Agreements......................................................62
SECTION 1212. Successors.........................................................................................63
SECTION 1213. Consent To Jurisdiction And Service Of Process.....................................................63
SECTION 1214. Conversion Of Currency.............................................................................64
SECTION 1215. Separability.......................................................................................65
SECTION 1216. Table Of Contents, Headings, Etc...................................................................65



EXHIBIT A         Face of Security..............................................................................A-1
                  Trustee's Certificate of Authentication.......................................................A-2
                  Reverse of Security...........................................................................A-3
                  Form of Assignment...........................................................................A-13
                  Conversion Notice............................................................................A-16
                  Option of Holder to Elect Purchase Notice....................................................A-17
                  Notice of Election Upon Tax Redemption...................................................... A-18
Schedule A        .....................................................................................Schedule A-1
EXHIBIT B-1       Form of Private Placement Legend............................................................B-1-1
EXHIBIT B-2       Form of Legend for Global Security..........................................................B-2-1
EXHIBIT D-1       Form of Certificate to Be Delivered in Connection with Transfers Pursuant to
                  Regulation S................................................................................D-1-1
EXHIBIT E         Form of Notice of Transfer Pursuant to Registration Statement.................................E-1
EXHIBIT F         Form of Opinion of Counsel in Connection with Registration Statement..........................F-1

                  INDENTURE, dated as of March 5, 2003 between AXCAN PHARMA INC., a Canadian corporation (the "COMPANY"), and U.S. BANK NATIONAL ASSOCIATION, as trustee (the "TRUSTEE").

                  Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 4 1/4% Convertible Subordinated Notes due 2008 (the "SECURITIES").

                                  ARTICLE ONE
                   DEFINITIONS AND INCORPORATION BY REFERENCE

                  SECTION 101.    DEFINITIONS.

                  "ADDITIONAL INTEREST AMOUNT" has the meaning provided in the Registration Rights Agreement.

                  "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For this purpose, "control" shall mean the power to direct the management and policies of a Person, directly or indirectly, through the ownership of securities, by contract or otherwise.

                  "AGENT" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

                  "BOARD OF DIRECTORS" means the Board of Directors of the Company or any committee thereof authorized to act for it hereunder.

                  "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "CANADIAN SECURITIES LAWS" means the securities laws, rules, regulations and written policy statements of any province or territory of Canada, as the same may be amended from time to time.

                  "CAPITAL STOCK" means any and all shares, interests, participations or other equivalents (however designated) of share capital or capital stock, as the case may be, of the Person and all warrants or options to acquire such share capital or capital stock, as the case may be.

                  "CHANGE IN CONTROL PRICE" means, with respect to a Security duly tendered for purchase by the Company in accordance with Section 309, 100% of the outstanding principal amount of such Security so tendered.

                   "CLEARSTREAM" means Clearstream Bank, S.A.

                  "COMMON SHARES" means the common shares of the Company and associated common share purchase rights, or such other capital stock into which the Company's common shares are reclassified or changed.

                  "COMPANY" means the party named as such above until a successor replaces it pursuant to the applicable provision hereof and thereafter means the successor.

                  "COMPANY REQUEST" OR "COMPANY ORDER" means a written request or order signed on behalf of the Company by any one of its Chairman of the Board, its Chief Executive Officer, its President, its Chief Operating Officer, its Chief Financial Officer, any Senior Vice President or any Vice President and by any one of its Treasurer, Assistant Treasurer, Secretary or Assistant Secretary, and delivered to the Trustee.

                  "CORPORATE TRUST OFFICE OF THE TRUSTEE" shall be at the address of the Trustee specified in Section 1202 or such other address as the Trustee may give notice of to the Holders and the Company.

                  "DAILY MARKET PRICE" means the price of a Common
Share on the relevant date, determined (a) on the basis of the last reported sale price regular way of the Common Shares as reported on the Nasdaq National Market (the "NNM"), or if the Common Shares are not then listed on the NNM, as reported on such national securities exchange upon which the Common Shares are listed, or (b) if there is no such reported sale on the day in question, on the basis of the average of the closing bid and asked quotations regular way as so reported, or (c) if the Common Shares are not listed on the NNM or on any national securities exchange or automated quotation system, on the basis of the average of the high bid and low asked quotations regular way on the day in question in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System, or if not so quoted, as reported by National Quotation Bureau, Incorporated, or a similar organization.

                  "DEFAULT" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "DEPOSITARY" means The Depository Trust Company, its nominees and successors.

                  "EUROCLEAR" means Euroclear Bank, S.A./N.V., as operator of the Euroclear System.

                  "EXCHANGE ACT" means the U.S. Securities Exchange Act of 1934, as amended.

                  "HOLDER" OR "SECURITY HOLDER" means a person in whose name a Security is registered on the Registrar's books.

                  "INDENTURE" means this Indenture as amended or supplemented from time to time, including the provisions of the TIA that are deemed to be a part hereof.

                  "INITIAL PURCHASERS" means UBS Warburg LLC, J.P. Morgan Securities Inc. and Putnam Lovell NBF Securities Inc.

                  "INTEREST" includes the Additional Interest Amount, unless the context otherwise requires.

                  "ISSUE DATE"of any Security means the date on which the Security was originally issued or deemed issued as set forth on the face of the Security.

                  "MATURITY DATE" means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, Change in Control Notice or otherwise.

                  "NON-U.S. PERSON" means a Person who is not a U.S. person (as defined in Regulation S under the Securities Act).

                  "OFFICER" means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, any Senior Vice President, any Vice President, the Treasurer, the Secretary or the General Counsel of the Company.

                  "OFFICERS' CERTIFICATE" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or an Assistant Secretary of the Company.

                  "OPINION OF COUNSEL" means a written opinion from legal counsel who may be an employee of or counsel for the Company, or other counsel reasonably acceptable to the Trustee.

                  "OVER-ALLOTMENT OPTION" means the option granted to the Initial Purchasers to purchase up to an additional $15,000,000 aggregate principal amount of Securities pursuant to the Purchase Agreement.

                  "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

                  "PURCHASE AGREEMENT" means the Purchase Agreement dated as of February 27, 2003 between the Company and the Initial Purchasers.

                  "QIB" means a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

                  "REDEMPTION PRICE" means, with respect to a Security to be redeemed by the Company in accordance with Article III, the percentage of the outstanding principal amount of such Security payable by the Company upon such redemption.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of March 5, 2003 between the Company and the Initial Purchasers.

                  "REGULATION S" means Regulation S promulgated under the Securities Act.

                  "REGULATION S GLOBAL SECURITY" means a permanent Global Security in registered form representing the aggregate principal amount of Securities sold in reliance on Regulation S.

                  "RESPONSIBLE OFFICER" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

                  "RESTRICTED SECURITY" means a Security that constitutes a "restricted security" within the meaning of Rule 144(a)(3) promulgated under the Securities Act; provided, however, that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Security constitutes a Restricted Security.

                  "RULE 144A" means Rule 144A promulgated under the Securities Act.

                  "RULE 144A GLOBAL SECURITY" means a permanent Global Security in registered form representing the aggregate principal amount of Securities sold in reliance on Rule 144A.

                  "SANCTIONS REGULATIONS" mean the regulations of the United States Treasury Department set forth under 31 CFR, Subtitle B, Chapter V, as amended, or any enabling legislation or executive order relating thereto.

                  "SEC" means the Securities and Exchange Commission.

                  "SECURITIES" means the 4 1/4% Convertible Subordinated Notes due 2008 issued by the Company pursuant to this Indenture, including pursuant to the exercise of the Over-Allotment Option.

                  "SECURITIES ACT" means the U.S. Securities Act of 1933, as amended.

                  "SIGNIFICANT SUBSIDIARY" with respect to any Person means any subsidiary of such Person that constitutes a "significant subsidiary" within the meaning of Rule 1-02 of Regulation S-X promulgated under the Securities Act.

                  "SENIOR INDEBTEDNESS" means all Indebtedness of the Company outstanding at any time, except (1) the Securities, (2) Indebtedness that by its terms provides that it shall be subordinate in right of payment to the Securities or (3) Indebtedness that is not otherwise senior in right of payment to the Securities. Senior Indebtedness does not include Indebtedness of the Company to any of its Subsidiaries.

                  "STATED MATURITY" means April 15, 2008.

                  "SUBSIDIARY" means (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by the Company, by one or more subsidiaries of the Company or by the Company and one or more of its subsidiaries or (ii) any other Person (other than a corporation) in which the Company, one or more its subsidiaries or the Company and one or more its subsidiaries, directly or indirectly, at the date of determination thereof, have at least majority ownership interest or the power to elect or direct the election of a majority of the directors or other governing body of such Person.

                  "TAX ACT" means the Income Tax Act (Canada) or a Canadian, provincial or territorial income tax statute.

                  "TIA" means the U.S. Trust Indenture Act of 1939 as in effect on the date of this Indenture, except as provided in Section 903.

                  "TRUSTEE" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions hereof and thereafter means the successor.

                       SECTION 102.      OTHER DEFINITIONS.

                       TERM DEFINED                              IN SECTION

                       "ADDITIONAL AMOUNTS"                             407
                       "BANKRUPTCY LAW"                                 601
                       "BUSINESS DAY"                                  1207
                       "CANADIAN TAXES"                                 407
                       "CHANGE IN CONTROL"                              309
                       "CHANGE IN CONTROL NOTICE"                       309
                       "CHANGE IN CONTROL OFFER"                        309
                       "CHANGE IN CONTROL PURCHASE DATE"                309
                       "COMBINED AMOUNT"                               1006
                       "COMMENCEMENT DATE"                             1006
                       "CONVERSION AGENT"                               203
                       "CONVERSION DATE"                               1002
                       "CONVERSION SHARES"                             1006
                       "CURRENT MARKET PRICE"                          1006
                       "CUSTODIAN"                                      601
                       "DEEMED INTEREST PERIOD"                         218
                       "DETERMINATION DATE"                            1006
                       "DISTRIBUTION DATE"                             1006
                       "DISTRIBUTION DECLARATION DATE"                 1006
                       "EVENT OF DEFAULT"                               601
                       "EXCLUDED HOLDER"                                407
                       "EXPIRATION TIME"                               1006
                       "GLOBAL SECURITY"                                201
                       "INDEBTEDNESS"                                  1102
                       "INELIGIBLE CONSIDERATION"                      1012
                       "JUDGMENT CURRENCY"                             1214
                       "LEGAL HOLIDAY"                                 1207
                       "NOTICE OF ELECTION"                             308

                       "NNM"                                            101
                       "PARTICIPANTS"                                   215
                       "PAYING AGENT"                                   203
                       "PAYMENT BLOCKAGE"                              1104
                       "PAYMENT BLOCKAGE NOTICE"                       1104
                       "PHYSICAL SECURITIES"                            201
                       "PRESCRIBED SECURITIES"                         1012
                       "PRIVATE PLACEMENT LEGEND"                       217
                       "PURCHASE DATE"                                  309
                       "PURCHASED SHARES"                              1006
                       "RATE(S) OF EXCHANGE"                           1214
                       "REGISTRAR"                                      203
                       "REPRESENTATIVE"                                1102
                       "REQUIRED CURRENCY"                             1214
                       "RESTRICTED PERIOD"                              215
                       "RIGHTS"                                        1006
                       "RIGHTS PLAN"                                   1007
                       "TRIGGERING DISTRIBUTION"                       1006
                       "U.S. GOVERNMENT OBLIGATIONS"                    801
                       "VOTING SECURITIES"                              309

                       SECTION 103. INCORPORATED BY REFERENCE FROM TRUST INDENTURE ACT.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

                  The following TIA terms used in this Indenture have the following meanings:

                "COMMISSION" means the SEC;
                "INDENTURE SECURITIES" means the Securities;
                "INDENTURE SECURITY HOLDER" means a Security Holder or a
                Holder;
                "INDENTURE TO BE QUALIFIED" means this Indenture;
                "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee; and
                "OBLIGOR" on the indenture securities means the Company or any successor.

                  All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA and not otherwise defined herein have the meanings so assigned to them.

                       SECTION 104.      RULES OF CONSTRUCTION.

                  Unless the context otherwise requires:

                  (a)  a term has the meaning assigned to it;

                  (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in the United States in effect on the date hereof;

                  (c)  "or" is not exclusive;

                  (d) words in the singular include the plural and in the plural include the singular;

                  (e)  all references to "dollars" and "$" shall mean U.S.
dollars;

                  (f)  provisions apply to successive events and transactions;
and

                  (g) "herein", "hereof", "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                  ARTICLE TWO
                                 THE SECURITIES

                       SECTION 201.      FORM AND DATING.

                  The Securities and the Trustee's certificate of authentication shall be substantially in the form set forth in EXHIBIT A, which is incorporated in and forms a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication.

                  Securities offered and sold in reliance on Rule 144A or on Regulation S under the Securities Act shall be issued initially in the form of one or more Global Securities, substantially in the form set forth in EXHIBIT A (the "GLOBAL SECURITY"), deposited with, or on behalf of, the Depositary or with the Trustee, as custodian for the Depositary, and registered in the name of the Depositary or the nominee thereof, duly executed by the Company and authenticated by the Trustee as hereinafter provided and bearing the legends set forth in EXHIBITS B-1 and B-2. The aggregate principal amount of the Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, as hereinafter provided; provided, that in no event shall the aggregate principal amount of the Global Security or Securities exceed $110,000,000 or $125,000,000 if the Over-Allotment Option is exercised in full.

                  Securities issued in exchange for interests in a Global Security pursuant to Section 215 may be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in EXHIBIT A (the "PHYSICAL SECURITIES") and, if applicable, bearing any legends required by Section 217.

                  All Securities offered and sold in reliance on Regulation S shall remain in the form of a Global Security for 40 days after the Issue Date for the Securities. Notwithstanding the foregoing, in the event that Physical Securities are issued in respect of beneficial interests in a

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Regulation S Global Security at any time prior to 40 days after the date of this
Indenture (other than in a transaction subject to Rule 144A) the Company shall, as promptly as practicable, institute procedures, including appropriate certifications reasonably designed to ensure that any transfer of such Physical Securities prior to the end of such 40 day period is made only in accordance with Regulation S, pursuant to a registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act.

                       SECTION 202.      EXECUTION AND AUTHENTICATION.

                  The Securities shall be executed on behalf of the Company by one Officer by manual or facsimile signature.

                  If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

                  A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Security has been duly authenticated and delivered under this Indenture.

                  Upon a written order of the Company signed by one Officer of the Company, the Trustee shall authenticate Securities for original issue in the aggregate principal amount of up to $110,000,000 or $125,000,000 if the Over-Allotment Option is exercised in full. The aggregate principal amount of Securities outstanding at any time may not exceed $110,000,000, or $125,000,000 if the Over-Allotment Option is exercised in full, except as provided in Section 207.

                  Upon a written order of the Company signed by one Officer of the Company, the Trustee shall authenticate Securities not bearing the Private Placement Legend to be issued to the transferee when sold pursuant to an effective registration statement under the Securities Act as set forth in
Section 216(D).

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Agent. An authenticating agent has the same rights as an Agent to deal with the Company and its Affiliates.

                  The Securities shall be issuable only in registered book-entry form without interest coupons and only in denominations of $1,000 principal amount and any positive integral multiple thereof.

                       SECTION 203.      REGISTRAR, PAYING AGENT AND CONVERSION
AGENT.

                  The Company shall maintain an office or agency in the Borough of Manhattan, The City of New York, where Securities may be presented for registration of transfer or for exchange ("REGISTRAR"), an office or agency where Securities may be presented for payment ("PAYING AGENT") and an office or agency where Securities may be presented for conversion ("CONVERSION AGENT"). The Registrar shall keep a register of the Securities and of their

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transfer and exchange. The Company may appoint or change one or more co-registrars, one or more additional paying agents and one or more additional conversion agents without notice and may act in any such capacity on its own behalf. The term "Registrar" includes any co-registrar; the term "Paying Agent" includes any additional paying agent; and the term "Conversion Agent" includes any additional conversion agent.

                  The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such.

                  The Company initially appoints the Trustee as Paying Agent, Registrar and Conversion Agent.

                       SECTION 204.      PAYING AGENT TO HOLD MONEY IN TRUST.

                  Each Paying Agent shall hold in trust for the benefit of the Security Holders or the Trustee all moneys held by the Paying Agent for the payment of the Securities, and shall notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent shall have no further liability for the money. If the Company acts as Paying Agent, it shall segregate and hold as a separate trust fund all money held by it as Paying Agent.

                       SECTION 205.      SECURITY HOLDER LISTS.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Security Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of Security Holders.

                       SECTION 206.      TRANSFER AND EXCHANGE.

                  Subject to Sections 215 and 216 hereof, where Securities are presented to the Registrar with a request to register their transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transaction are met. To permit registrations of transfer and exchanges, the Trustee shall authenticate Securities at the Registrar's request. The Company or the Trustee, as the case may be, shall not be required (a) to issue, authenticate, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of the Securities selected for redemption under Section 304 and ending at the close of business on the day of such mailing, (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part, or (c) register the transfer or exchange of any Security in respect of which a Change in Control Notice has been given and not

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withdrawn by the Holder thereof in accordance with the terms of this Indenture
(except, in the case of any Security to be purchased in part, the portion thereof not to be purchased).

                  No service charge shall be made for any transfer, exchange or conversion of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, exchange or conversion of Securities, other than exchanges pursuant to Sections 210, 307, 905 or 1002 not involving any transfer.

                  Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security shall be made only in accordance with this Article II. Transfers of a Global Security shall be limited to transfers of such Global Security in whole, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

                  Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Securities.

                  Any Registrar appointed pursuant to Section 203 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

                  No Registrar shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

                       SECTION 207.      REPLACEMENT SECURITIES.

                  If the Holder of a Security claims that the Security has been mutilated, lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met and, in the case of a mutilated Security, such mutilated Security is surrendered to the Trustee. In the case of lost, destroyed or wrongfully taken Securities, if required by the Trustee, an indemnity bond must be provided by the Holder that is sufficient in the judgment of the Trustee to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Trustee may charge for its expenses in replacing a Security.

                  In case any such mutilated, lost, destroyed or wrongfully taken Security has become or is about to become due and payable, or is about to be redeemed or purchased by the Company pursuant to Article III hereof, the Company in its discretion may, instead of issuing a new Security, pay such Security when due.

                  Every replacement Security is an additional obligation of the Company only as provided in Section 208 and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                       SECTION 208.      OUTSTANDING SECURITIES.

                  Securities outstanding at any time are all the Securities authenticated by the Trustee except for those converted, those cancelled by it, those delivered to it for cancellation and those described in this Section 208 as not outstanding. Except to the extent provided in Section 209, a Security does not cease to be outstanding because the Company or one of its Subsidiaries or Affiliates holds the Security.

                  If a Security is replaced pursuant to Section 207, it ceases to be outstanding unless the Trustee receives proof satisfactory to it, or a court holds, that the replaced Security is held by a protected purchaser, as that term is defined in the New York Uniform Commercial Code.

                  If the Paying Agent (other than the Company) holds on a redemption date, Purchase Date or Maturity Date money sufficient to pay Securities payable on that date, then on and after that date, such Securities shall be deemed to be no longer outstanding and interest on them shall cease to accrue, and such Security shall be deemed paid whether or not the Security is delivered to the Paying Agent. Thereafter, all other rights of the Holders of such Securities shall terminate with respect to such Securities, other than the right to receive the Redemption Price, Change in Control Price or principal amount, as applicable.

                       SECTION 209. SECURITIES HELD BY THE COMPANY OR AN AFFILIATE.

                  In determining whether the Holders of the required aggregate principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or any of its Subsidiaries or an Affiliate shall be considered as though not outstanding, except that for the purposes of determining whether a Responsible Officer of the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded.

                       SECTION 210.      TEMPORARY SECURITIES.

                  Until definitive Securities are ready for delivery, the Company may prepare and execute and the Trustee shall authenticate and deliver temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and execute and the Trustee shall authenticate and deliver definitive Securities in exchange for temporary Securities.

                  After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 203, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall prepare and execute and the Trustee shall authenticate and deliver in exchange therefore a like aggregate principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                       SECTION 211.      CANCELLATION.

                  The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange, payment or conversion. The Trustee shall cancel all Securities surrendered for transfer, exchange, payment, conversion or cancellation in accordance with its customary procedures. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation or that any Security Holder has converted pursuant to Article X.

                       SECTION 212.      DEFAULTED INTEREST.

                  If and to the extent the Company defaults in a payment of interest on the Securities, the Company shall pay the defaulted interest in any lawful manner plus, to the extent not prohibited by applicable statute or case law, interest payable on the defaulted interest at the rate provided in the Securities. The Company may pay the defaulted interest to the persons who are Security Holders on a subsequent special record date. The Company shall fix such record date and payment date. At least 15 days before the record date, the Company shall mail to Security Holders a notice that states the record date, payment date and amount of interest to be paid.

                       SECTION 213.      CUSIP NUMBERS.

                  The Company in issuing the Securities may use one or more "CUSIP" numbers, and if so, the Trustee shall use the CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that no representation is hereby deemed to be made by the Trustee as to the correctness or accuracy of the CUSIP numbers printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

                       SECTION 214.      DEPOSIT OF MONEYS.

                  Prior to 11:00 A.M., New York City time, on each interest payment date, the Maturity Date, redemption date and Purchase Date, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such interest payment date, Maturity Date, redemption date and Purchase Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such interest payment date, Maturity Date, redemption date and Purchase Date, as the case may be.

                       SECTION 215.      BOOK-ENTRY PROVISIONS FOR GLOBAL
SECURITIES.

                  (a) The Global Securities initially shall (i) be registered in the name of the Depositary or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 217.

                  Members of, or participants in, the Depositary ("PARTICIPANTS") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

                  Investors in the Regulation S Global Security may hold their interests in the Regulation S Global Security through Euroclear or Clearstream, if they are participants in such systems, or indirectly through organizations which are participants in such systems. After the expiration of the Restricted Period (but not earlier), investors in the Regulation S Global Security may also hold such interests through organizations other than Euroclear or Clearstream that are participants in the Depositary's system. Euroclear and Clearstream will hold interests in the Regulation S Global Security on behalf of their participants through customers' securities accounts in their respective names on the books of their respective depositories, which, in turn, will hold such interests in the Regulation S Global Security in customer's securities accounts in the depositories' names on the books of the Depositary. All interests in a Global Security, including those held through Euroclear or Clearstream, may be subject to the procedures and requirements of the Depositary. Those interests held through Euroclear and Clearstream will be subject to the procedures and requirements of such systems. As used herein, the term "RESTRICTED PERIOD" means the period of 40 consecutive days beginning on and including the first day after the later of (i) the day that UBS Warburg LLC advises the Company and the Trustee in writing of the day on which the Securities are first offered to persons other than distributors (as defined in Regulation S) and (ii) the original Issue Date of the Securities.

                  (b) Transfers of Global Securities shall be limited to transfers in whole, but not in part, to the Depositary, its successors or their respective nominees. In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in Global Securities if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for any Global Security and a successor Depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a written request from the Depositary to issue Physical Securities.

                  (c) In connection with the transfer of a Global Security in its entirety to beneficial owners pursuant to Section 215(b), such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall upon written instructions from the Company authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of Physical Securities of authorized denominations.

                  (d) Any Physical Security constituting a Restricted Security delivered in exchange for an interest in a Global Security pursuant to Section 215(b) shall, except as otherwise provided by Section 216, bear the Private Placement Legend (as defined).

                  (e) The Holder of any Global Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                       SECTION 216.      SPECIAL TRANSFER PROVISIONS.

                  (a) TRANSFERS TO NON-U.S. PERSONS. The following provisions shall apply with respect to the registration of any proposed transfer of a Restricted Security to any Non-U.S. Person:

                               (i) the Registrar shall register the transfer of
                           any Restricted Security, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after the second anniversary of the Issue Date for the Securities; provided, however, that neither the Company nor any of its Affiliates has held any beneficial interest in such Security, or portion thereof, at any time on or prior to the second anniversary of the Issue Date for the Securities or (y) the proposed transferor has delivered to the Registrar certificates substantially in the form of EXHIBIT D-1 hereto; and

                               (ii)     if the proposed transferor is a
                           Participant seeking to transfer an interest in one Global Security to a transferee who will hold such interest in another Global Security, upon receipt by the Registrar of (x) written instructions given in accordance with the Depositary's and the Registrar's procedures and (y) the appropriate certificates and other documents, if any, required by clause (y) of paragraph (i) above, the Registrar shall register the transfer and reflect on its books and records the date and (A) a decrease in the aggregate principal amount of the Global Security through which the transferor held such interest in an amount equal to the aggregate principal amount of the Securities to be transferred and (B) an increase in the aggregate principal amount of the Global Security through which the transferee proposes to hold such interest, in an amount equal to the aggregate principal amount of the Securities to be transferred.

                  (b) TRANSFERS TO QIBS. The following provisions shall apply with respect to the registration of any proposed transfer of a Restricted Security to a QIB:

                               (i)      the Registrar shall register the
                           transfer of any Restricted Security, whether or not such Security bears the Private Placement Legend, if
                           (x) the requested transfer is after the second anniversary of the Issue Date for the Securities; provided, however, that neither the Company nor any of its Affiliates has held any beneficial interest in such Security, or portion thereof, at any time on or prior to the second anniversary of the Issue Date for the Securities or (y) such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

                               (ii)     if the proposed transferor is a
                           Participant seeking to transfer an interest in one Global Security to a transferee who will hold such interest in another Global Security, upon receipt by the Registrar of (x) written instructions given in accordance with the Depositary's and the Registrar's procedures and (y) the appropriate certificates and other documents, if any, required by clause (y) of paragraph (i) above, the Registrar shall register the transfer and reflect on its books and records the date and (A) a decrease in the aggregate principal amount of the Global Security through which the transferor held such interest in an amount equal to the aggregate principal amount of the Securities to be transferred and (B) an increase in the aggregate principal amount of the Global Security through which the transferee proposes to hold such interest, in an amount equal to the aggregate principal amount of the Securities to be transferred.

                  (c) RESTRICTIONS ON TRANSFER AND EXCHANGE OF GLOBAL SECURITIES. Notwithstanding any other provisions of this Indenture, a Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  (d) PRIVATE PLACEMENT LEGEND. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) the requested transfer is after the second anniversary of the Issue Date for the Securities (provided, however, that neither the Company nor any of its Affiliates has held any beneficial interest in such Security, or portion thereof, at any time prior to or on the second anniversary of the Issue Date), (ii) there is delivered to the Trustee an Opinion of Counsel reasonably satisfactory to the Company to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (iii) such Security has been sold pursuant to an effective registration statement under the Securities Act and the Holder selling such Securities has delivered to the Registrar a notice in the form of EXHIBIT E hereto. Upon the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), the Company shall deliver to the Trustee a notice of effectiveness, a Security or Securities, an authentication order in accordance with Section 202 and an Opinion of Counsel in a form substantially similar to EXHIBIT F hereto and, if required by the Depositary, the Company shall deliver to the Depositary a letter of representations in a form reasonably acceptable to the Depositary.

                  (e) GENERAL. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

                  The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 215 or this Section
216. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                  (f) TRANSFERS OF SECURITIES HELD BY AFFILIATES. Any certificate (i) evidencing a Security that has been transferred to an Affiliate of the Company within two years after the Issue Date for the Securities, as evidenced by a notation on the assignment form for such transfer or in the representation letter delivered in respect thereof or (ii) evidencing a Security that has been acquired from an Affiliate (other than by an Affiliate) in a transaction or a chain of transactions not involving any public offering, shall, until two years after the last date on which the Company or any Affiliate of the Company was an owner of such Security, in each case, bear the Private Placement Legend, unless otherwise agreed by the Company (with written notice thereof to the Trustee).

                       SECTION 217.      RESTRICTIVE LEGENDS.

                  Each Global Security and Physical Security that constitutes a Restricted Security shall bear the legend (the "PRIVATE PLACEMENT LEGEND") as set forth in EXHIBIT B-1 on the face thereof until after the second anniversary of the later of (i) the Issue Date for the Securities, and (ii) the last date on which the Company or any Affiliate of the Company was the owner of such Security (or any predecessor security) (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) (or such longer period of time as may be required under the Securities Act or applicable state securities laws in the Opinion of Counsel for the Company, unless otherwise agreed between the Company and the Holder thereof).

                  Each Global Security shall also bear the legend as set forth in EXHIBIT B-2.

                       SECTION 218.      COMPUTATION OF INTEREST.

                  Interest on the Securities shall be computed on the basis of a 360 day year composed of twelve 30-day months. Each rate of interest which is calculated with reference to a period (the "DEEMED INTEREST PERIOD") that is less than the actual number of days in the calendar year of calculation is, for the purposes of the Interest Act (Canada), equivalent to a rate based on a calendar year calculated by multiplying such number of days in the Deemed Interest

Period. The amount of interest payable for any period shorter than a full quarterly period for which interest is computed, will be computed on the basis of the actual number of days elapsed in the period.

                                 ARTICLE THREE
                                   REDEMPTION

                       SECTION 301.      RIGHT OF REDEMPTION.

                  Redemption of the Securities, as permitted by any provision of this Indenture, shall be made in accordance with paragraphs 7, 8 and 9 of the Securities, and in accordance with this Article III. Except as provided in
Section 308 hereof, the Company will not have the right to redeem any Securities prior to April 20, 2006. On or after April 20, 2006, the Company will have the right to redeem in whole or in part the Securities at the Redemption Prices specified in paragraph 7 therein under the caption "Redemption Price," in each case including accrued and unpaid interest, if any, to, but excluding, the redemption date.

                       SECTION 302.      NOTICES TO TRUSTEE.

                  If the Company elects to redeem Securities pursuant to paragraph 7 or 9 of the Securities, it shall notify the Trustee at least 15 days prior to the mailing of the notice of redemption (unless a shorter notice period shall be satisfactory to the Trustee) of the redemption date, the aggregate principal amount of Securities to be redeemed and the Redemption Price.

                       SECTION 303.      SELECTION OF SECURITIES TO BE REDEEMED.

                  If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed on a pro rata basis, by lot or in a method the Trustee deems fair and reasonable. The Trustee shall make the selection from Securities outstanding not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000 principal amount. Securities and portions of them it selects shall be in amounts of $1,000 principal amount or positive integral multiples of $1,000 principal amount. The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and the principal amount thereof to be redeemed.

                  If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed, solely for the purposes of determining the aggregate principal amount of the Securities to be redeemed by the Company, to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection.

                  The Registrar need not transfer or exchange any Securities selected for redemption, except the unredeemed portion of the Securities redeemed in part. Also, the Registrar need not transfer or exchange any Securities for a period of 15 days before selecting Securities to be redeemed.

                       SECTION 304.      NOTICE OF REDEMPTION.

                  Subject to Section 308 of this Indenture, at least 30 Business Days but not more than 60 Business Days before a redemption date, the Company shall mail by first-class mail a notice of redemption to each Holder whose Securities are to be redeemed.

                  The notice shall identify the Securities and the aggregate principal amount thereof to be redeemed and shall state:

                           (i)      the redemption date;

                           (ii) the Redemption Price plus the amount of accrued and unpaid interest to be paid on the Securities called for redemption;

                           (iii) the then current conversion rate and conversion price;

                           (iv) the name and address of the Paying Agent and Conversion Agent;

                           (v) the date on which the right to convert the principal of the Securities called for redemption will terminate and the place or places where such Securities may be surrendered for conversion;

                           (vi) that Holders who want to convert Securities must satisfy the requirements in Article X;

                           (vii) the paragraph of the Securities pursuant to which the Securities are to be redeemed;

                           (viii) if such Securities are being redeemed pursuant to paragraph 9 of the Securities, a description of the procedures which a Holder must follow if it chooses to exercise its right to not have its Securities redeemed;

                           (ix) if such Securities are being redeemed pursuant to paragraph 9 of the Securities, that Holders will be entitled to withdraw their election to not have Securities redeemed if the Company (if acting as its own Paying Agent), or the Paying Agent receives, not later than the close of business on the Business Day immediately preceding the redemption date, a letter or telegram, telex or facsimile transmission (receipt of which is confirmed and promptly followed by a letter) setting forth the name of the Holder, and a statement that such Holder is withdrawing its election to not have a specified principal amount of Securities redeemed, the certificate numbers of such Securities being withdrawn, if applicable, and the principal amount, if any, of the Securities that remain subject to the Notice of Election;

                           (x) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                           (xi) pursuant to Section 301 hereof, if fewer than all the outstanding Securities are to be redeemed, the identification and aggregate principal amount of the particular Securities to be redeemed;

                           (xii) that unless the Company shall default in the payment of the Redemption Price interest on Securities called for redemption ceases to accrue on and after the redemption date and that the Securities will cease to be convertible after the close of business on the Business Day immediately preceding the redemption date; and

                           (xiii) the CUSIP number or numbers, as the case may be, of the Securities.

                  The date on which the right to convert the principal of the Securities called for redemption will terminate shall be at the close of business on the Business Day immediately preceding the redemption date.

                  At the Company's request, upon reasonable prior notice, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense; provided that the form and content of such notice shall be prepared by the Company.

                       SECTION 305.      EFFECT OF NOTICE OF REDEMPTION.

                  Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date at the Redemption Price plus accrued and unpaid interest to, but excluding, the date of redemption except for Securities which are converted in accordance with the terms of this Indenture or for which a Holder has elected not to have its Securities redeemed pursuant to Section 308 hereof, and, on and after such date (unless the Company shall default in the payment of the Redemption Price), such Securities shall cease to bear interest. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price plus accrued interest to, but excluding, the redemption date, unless the redemption date is an interest payment date, in which case the accrued interest will be paid in the ordinary course.

                       SECTION 306.      DEPOSIT OF REDEMPTION PRICE.

                  Prior to 11:00 A.M. on the redemption date, the Company shall deposit with the Paying Agent money in funds immediately available on the redemption date sufficient to pay the Redemption Price of and accrued interest on all Securities to be redeemed on that date. The Paying Agent shall return to the Company, as soon as practicable, any money not required for that purpose.

                       SECTION 307.      SECURITIES REDEEMED IN PART.

                  Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder a new Security or Securities in an aggregate principal amount equal to the unredeemed portion of the Security surrendered.

                  If any Security selected for partial redemption is converted in part, the converted portion of such Security shall be deemed to be the portion selected for redemption.

                       SECTION 308.      REDEMPTION FOR TAX REASONS.

                  The Company may, at its option, redeem the Securities, in whole but not in part, at a Redemption Price equal to 100% of the principal amount thereof together with accrued and unpaid interest, if any, to, but excluding the redemption date, if the Company has become or would become obligated to pay to the Holders Additional Amounts (which are more than a DE MINIMIS amount) as a result of any amendment or change occurring after February 27, 2003 in the laws or any regulations of Canada or any Canadian political subdivision or taxing authority, or any change occurring after February 27, 2003 in the interpretation or application of any such laws or regulations by any legislative body, court, governmental agency, taxing authority or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory or administrative policies or practices); provided the Company cannot avoid these obligations by taking reasonable measures available to it and that it delivers to the Trustee an opinion of Canadian legal counsel specializing in taxation and an Officers' Certificate attesting to such change and obligation to pay Additional Amounts. The Company will not and will not cause any Paying Agent or the Trustee to deduct from such Redemption Price any amounts on account of, or in respect of, any Canadian withholding taxes (except in respect of certain Excluded Holders). In such event, the Company will give the Holders of the Securities not less than 30 Business Days' nor more than 60 Business Days' notice of this redemption, except that (i) the Company will not give notice of redemption earlier than 60 Business Days prior to the earliest date on or from which it would be obligated to pay any such Additional Amounts, and (ii) at the time the Company gives the notice, the circumstances creating its obligation to pay such Additional Amounts remain in effect.

                  Upon receiving such notice of redemption, no later than the close of business on the Business Day prior to the redemption date, each Holder who does not wish to have the Company redeem its Securities can elect to convert its Securities pursuant to Article X or to not have its Securities redeemed, provided that no Additional Amounts will be payable by the Company on any payment of interest or principal with respect to its Securities after such redemption date. All future payments will be subject to the deduction or withholding of any Canadian Taxes required to be deducted or withheld.

                  Where no election is made, the Holder will have its Securities redeemed without any further action. The Holder must deliver to the Company (if it is acting as its own Paying Agent), or to a Paying Agent designated by the Company for such purpose in the notice of redemption the written notice of election (the "NOTICE OF ELECTION") on the back of the Securities, or any other form of written notice substantially similar to the Notice of Election, in each case, duly completed and signed, so as to be received by the Paying Agent no later than the close of business on the Business Day prior to the redemption date.

                  A Holder may withdraw any Notice of Election by delivering to the Paying Agent a written notice of withdrawal prior to the close of business on the Business Day prior to the redemption date.

                       SECTION 309. PURCHASE AT THE OPTION OF HOLDERS UPON A CHANGE IN CONTROL.

                  Upon any Change in Control (as defined below) with respect to the Company, each Holder of Securities shall have the right, subject to the rights of the holders of Senior Indebtedness under Article XI of this Indenture, to require the Company to purchase all of such Holder's Securities, or a portion thereof which is $1,000 in principal amount or any positive integral multiple thereof, pursuant to an offer to purchase such Securities required to be made by the Company (the "CHANGE IN CONTROL OFFER"), on the date (the "CHANGE IN CONTROL PURCHASE DATE") that is 30 Business Days after the date of the Change in Control Notice (as defined below) at the Change in Control Price, plus accrued and unpaid interest, if any, to, but excluding, the Purchase Date.

                  Within 30 Business Days after the occurrence of a Change in Control of the Company, the Company shall mail to all Holders of record of the Securities at their addresses shown in the Registrar's register, and to beneficial owners of the Securities as required by applicable law, a notice (the "CHANGE IN CONTROL NOTICE") of the occurrence of such Change in Control and making the Change in Control Offer arising as a result thereof. The Company shall deliver a copy of the Change in Control Notice to the Trustee and shall cause a copy to be published at the expense of the Company in the New York Times or the Wall Street Journal or another newspaper of national circulation. To accept the Change in Control Offer, a Holder of Securities must deliver on or before the close of business on the third Business Day immediately preceding the Purchase Date written notice to the Company (or an agent designated by the Company for such purpose) and the Trustee of the Holder's acceptance of the Change in Control Offer together with the Securities with respect to which the acceptance is being made, duly endorsed for transfer.

                  Each Change in Control Notice shall state:

                           (i) that a Change in Control has occurred and a Change in Control Offer is being made pursuant to the Covenant described in Section 309 of this Indenture entitled "Purchase at the Option of Holders upon a Change in Control" and that all Securities timely tendered will be purchased;

                           (ii)     the events causing the Change in Control;

                           (iii)    the date of such Change in Control;

                           (iv)     the Purchase Date;

                           (v) the date by which the Holder must accept the Change in Control Offer and by which the Securities to be purchased by the Company thereunder must be tendered;

                           (vi) the Change in Control Price, plus the amount of accrued interest to be paid on the Securities to be purchased;

                           (vii) the name and address of the Paying Agent and the Conversion Agent;

                           (viii) a description of the procedures that Holders must follow in order to tender their Securities (or portions thereof) for payment, and the procedures that Holders must follow in order to withdraw an election to tender Securities (or portions thereof) for payment;

                           (ix) that Holders will be entitled to withdraw their election if the Company (if acting as its own Paying Agent), or the Paying Agent receives, not later than the close of business on the Business Day immediately preceding the Purchase Date, or such longer period as may be required by law, a letter or telegram, telex or facsimile transmission (receipt of which is confirmed and promptly followed by a letter) setting forth the name of the Holder, the principal amount of Securities the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Securities purchased, the certificate numbers of such Securities being withdrawn, if applicable, and the principal amount, if any, of the Securities that remain subject to a Change in Control Notice;

                           (x) that Securities with respect to which an Option of Holder to Elect Purchase Notice (as used below) is given by the Holder may be converted, if otherwise convertible, only if the Option of Holder to Elect Purchase Notice has been withdrawn in accordance with the terms hereof;

                           (xi) the then existing conversion rate, and any adjustment to the conversion rate that will result from the Change in Control;

                           (xii) the place or places where such Securities may be surrendered for conversion; and

                           (xiii) the CUSIP number or numbers, as the case may be, of the Securities.

                  In order to tender Securities (or portions thereof) pursuant to a Change in Control Offer, a Holder shall deliver to the Company (if it is acting as its own Paying Agent), or to a Paying Agent designated by the Company for such purpose in the Change in Control Notice within the period set forth in the second paragraph of this Section 309, (i) the Option of Holder To Elect Purchase Notice on the back of the Securities, or any other form of written notice substantially similar to the Option of Holder To Elect Purchase Notice, in each case, duly completed and signed, with appropriate signature guarantee, and (ii) such Securities that the Holder wishes to tender for purchase by the Company pursuant to the Change in Control Offer, duly endorsed for transfer to the Company and the Holder of such Securities shall be entitled to receive from the Company (if it is acting as its own Paying Agent), or such Paying Agent a nontransferable receipt of deposit evidencing such deposit.

                  In the event Securities are tendered by a Holder pursuant to a Change in Control Offer in accordance with the terms hereof, the Company shall pay or cause to be paid the applicable Change in Control Price plus accrued and unpaid interest with respect to the Securities which are so tendered by the Holder on the Purchase Date.

                  Prior to 11:00 A.M. on the Purchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust in accordance with Section
204) an amount of money (to be available on the Purchase Date) sufficient to pay the Change in Control Price plus accrued and unpaid interest of all of the Securities which are to be purchased on that date.

                  Both the Change in Control Notice and the Option of Holder to Elect Purchase Notice having been duly given as specified in this Section 309, the Securities so to be purchased shall, on the Purchase Date, become due and payable at the Change in Control Price applicable thereto plus accrued and unpaid interest and from and after such date (unless there shall be a default in the payment of the Change in Control Price) such Securities shall cease to bear interest and shall cease to be convertible. Upon surrender of any such Security for purchase in accordance with said notice, such Security shall be paid by the Company at the Change in Control Price plus accrued and unpaid interest.

                  If any Security shall not be paid upon surrender thereof for purchase, the principal shall, until paid, bear interest from the Purchase Date at the rate borne by such Security on the principal amount of such Security and shall continue to be convertible.

                  Any Security which is to be submitted for purchase only in part shall be delivered pursuant to this Section 309 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or its attorney duly authorized in writing), and the Company shall prepare and execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, of the same tenor and in aggregate principal amount equal to the portion of such Security not submitted for purchase.

                  Notwithstanding anything herein to the contrary, (i) if the offer that is required to be made to Holders to purchase their Securities upon the occurrence of a Change in Control is determined to constitute a "tender offer" under the Exchange Act or an "issuer bid" under applicable Canadian Securities Laws (which terms, as used herein, include any successor provision thereto); the Company, to the extent applicable, will comply with all applicable tender offer rules under the Exchange Act, including Rules 13e-4 and 14e-1, any Canadian Securities Laws and file Schedule TO or any other schedules required under the Exchange Act rules or Canadian Securities Laws which may then be applicable; and (ii) the Company may not purchase Securities of Holders pursuant to a Change in Control Offer upon a Change in Control if there has occurred and is continuing an Event of Default with respect to the Securities, other than a Default in the payment of the Change in Control Price with respect to the Securities.

                  As used in this Section 309 of the Indenture and in the
Securities:

                  A "CHANGE IN CONTROL" of the Company shall be deemed to have occurred at such time as:

                           (i) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange
                  Act), is or becomes the "beneficial owner" (as such term is used in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the voting power of the Company's Common Shares or other Capital Stock into which its Common Shares are reclassified or changed (collectively, the "VOTING SECURITIES"); or

                           (ii) any person who, together with any joint actors (as such terms are used in Title IV of the Quebec Securities Act), acquires or increases its ownership of or the power to exercise control or direction over 50% or more of a class of the Company's Voting Securities; or

                           (iii)    there shall be consummated any
                  consolidation, merger, amalgamation, statutory arrangement (involving a business combination) or similar transaction of the Company in which it is not the continuing or surviving corporation or pursuant to which the Common Shares would be converted into cash, securities or other property, in each case, other than a consolidation, merger, amalgamation, statutory arrangement (involving a business combination) or similar transaction of the Company in which the holders of the Voting Securities immediately prior to such transaction have, directly or indirectly, at least a majority of the voting shares of the continuing or surviving corporation immediately after such transaction; or

                           (iv) at any time the following persons cease for any reason to constitute a majority of the Board of
                  Directors:

                                (1) individuals who on the Issue Date of the
                                    convertible Securities constituted the Board of Directors; and

                                (2) any new directors whose election by
                                    the Board of Directors or whose nomination for election by the Company's shareholders was approved by at least a majority of the directors then still in office who were either directors on the Issue Date of the Securities or whose election or nomination for election was previously so approved; or

                           (v) the sale, lease or transfer of all or substantially all of the consolidated assets of the Company to any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act).

                  However, a Change in Control will not be deemed to have occurred if either:

                  (X) the last sale price of the Company's Common Shares for any five trading days during the ten trading days immediately preceding the Change in

                           Control is at least equal to 105% of the conversion price in effect on such trading day; or

                  (Y) in the case of a consolidation, merger, amalgamation, statutory arrangement (involving a business combination) or similar transaction, all of the consideration (excluding cash payments for fractional shares and cash payments pursuant to dissenters' appraisal rights, if applicable) in the transaction constituting the Change in Control consists of common stock traded on a U.S. national securities exchange or quoted on the NNM (or which will be so traded or quoted when issued or exchanged in connection with such Change in Control) and as a result of such transaction or transactions the Securities become convertible solely into such common stock.

                       SECTION 310.      CONVERSION ARRANGEMENT ON CALL FOR
REDEMPTION.

                  In connection with any redemption of Securities, the Company may arrange, in lieu of redemption, for the purchase and conversion of any Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase all or a portion of such Securities by paying to the Trustee in trust for the Holders whose Securities are to be so purchased, on or before the close of business on the redemption date, an amount that, together with any amounts deposited with the Trustee by the Company for redemption of such Securities, is not less than the Redemption Price, together with interest, if any, accrued to the redemption date, of such Securities. Notwithstanding anything to the contrary contained in this Article III, the obligation of the Company to pay the Redemption Price of such Securities, including all accrued interest, if any, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers, but no such agreement shall relieve the Company of its obligation to pay such Redemption Price and such accrued interest, if any. If such an agreement is entered into, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article X) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the redemption date, subject to payment of the above amount as aforesaid. The Trustee shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it for purchase and conversion in the same manner as it would moneys deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, rights, immunities, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any and all loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses (including counsel fees and expenses) incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture except to the extent arising from its bad faith, willful misconduct or negligence.

                                  ARTICLE FOUR
                                    COVENANTS

                       SECTION 401.      PAYMENT OF SECURITIES.

                  The Company shall promptly pay all amounts due with respect to the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. All such amounts shall be considered paid on the date due if the Paying Agent holds (or, if the Company is acting as Paying Agent, if the Company has segregated and holds in trust in accordance with
Section 204) on that date money sufficient to pay the amount then due with respect to the Securities.

                  The Company shall promptly pay defaulted interest (including, to the extent permitted by applicable law, interest payable on the defaulted interest) at the rate borne by the Securities.

                       SECTION 402.      MAINTENANCE OF OFFICE OR AGENCY.

                  The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee or an Affiliate of the Trustee or Registrar) where Securities may be surrendered for registration of transfer or exchange or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  The Company hereby designates the Corporate Trust Office of the Trustee as an agency of the Company in accordance with Section 203.

                       SECTION 403.      REPORTS.

                  (a) The Company will promptly provide to the Trustee and shall, upon request, provide to any Holder or beneficial owner of Securities or prospective purchaser of Securities that so requests, the information required to be delivered pursuant to Rule 144A(d)(4) until such time as the Securities and the underlying Common Shares have been registered by the Company for resale under the Securities Act pursuant to the Registration Rights Agreement. In addition, the Company will furnish such Rule 144A(d)(4) information if, at any time while the Securities or the Common Shares are issuable upon conversion of the Securities are restricted securities within the meaning of the Securities Act, the Company is not subject to the informational requirements of the Exchange Act.

                  (b) The Company will comply with the provisions of TIA
Section 314(a).

                  (c) The Company will promptly provide to the Trustee copies of its annual report to shareholders, containing audited financial statements, and any other financial reports which the Company furnishes to its shareholders.

                  (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on the Officers' Certificate).

                       SECTION 404.      COMPLIANCE CERTIFICATE.

                  The Company shall deliver to the Trustee within 120 days after the end of each fiscal year (beginning with the fiscal year ending on September 30, 2003) of the Company and otherwise upon the demand of the Trustee an Officers' Certificate stating whether or not the signers know of any Default or Event of Default by the Company in performing any of its obligations under this Indenture or the Securities. If they do know of any such Default or Event of Default, the certificate shall describe the Default or Event of Default and its status.

                       SECTION 405.      STAY, EXTENSION AND USURY LAWS.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (in each case, to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

                       SECTION 406.      CORPORATE EXISTENCE.

                  Subject to Article V, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of each of its Subsidiaries in accordance with the respective organizational documents of each Subsidiary and the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate existence of any Subsidiary, if in the judgment of the Board of Directors (i) such preservation or existence is not material to the conduct of business of the Company and (ii) the loss of such right, license or franchise or the dissolution of such Subsidiary does not have a material adverse impact on the Holders.

                       SECTION 407.      PAYMENT OF ADDITIONAL AMOUNTS.

                  All payments made by or on behalf of the Company under or with respect to the Securities will be made free and clear of and without withholding or deduction for, or on account of, any present or future tax, duty, levy, impost, assessment or other governmental charge imposed or levied by or on behalf of the Government of Canada or of any province or territory thereof or by any authority or agency therein or thereof having power to tax, including without limitation any taxes imposed under Part XIII of the Tax Act (hereinafter "CANADIAN TAXES"), unless the Company is required to withhold or deduct any amounts for, or on account of, Canadian Taxes pursuant to any applicable law or by virtue of the interpretation or administration thereof. If the Company is so required to withhold or deduct any amount for or on account of Canadian Taxes from any payment made under or with respect to the Securities, the Company will pay as additional interest such additional amounts ("Additional Amounts") as may be necessary so that the net amount received by each Holder (including Additional Amounts) after such withholding or deduction (including any withholding or deduction required to be made in respect of Additional Amounts) will not be less than the amount the Holder would have received if such Canadian Taxes had not been withheld or deducted (a similar payment will also be made to Holders of Securities (other than Excluded Holders (as defined herein)) that are exempt from withholding but are required to pay tax directly on amounts otherwise subject to withholding, provided that no Additional Amounts will be payable with respect to a payment made to a Holder in respect of a beneficial owner of Securities (an "EXCLUDED HOLDER") (i) with which the Company does not deal at arm's length (within the meaning of the Tax Act) at the time of making such payment, (ii) which is subject to such Canadian Taxes by reason of its failure to comply with any certification, identification, information, documentation or other reporting requirement if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from, or a reduction in the rate of deduction or withholding of, such Canadian Taxes, (iii) which has executed a Notice of Election and has not withdrawn such Notice of Election or (iv) which is subject to such Canadian Taxes by reason of any connection between such beneficial owner and Canada or any province or territory thereof other than the mere holding of Securities or the receipt of payments thereunder. The Company will also (i) make such withholding or deduction and (ii) remit the full amount deducted or withheld to the relevant tax or receiving authority in accordance with and in the time required by applicable law. The Company will furnish to the Trustee, within 30 days after the date the payment of any Canadian Taxes are due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Company. The Company will indemnify and hold harmless each Holder (other than all Excluded Holders) for the amount of (i) any Canadian Taxes not withheld or deducted by the Company and levied or imposed on and paid by such Holder or beneficial owner as a result of payments made under or with respect to the Securities, (ii) any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, and (iii) any Canadian Taxes imposed with respect to any payment made under clauses (i) or (ii) above. Holders shall be required to complete and file any applicable forms with, or provide certification to, the relevant tax authorities as requested by the Company.

                  At least 30 days prior to each date on which any payment under or with respect to the Securities is due and payable, if the Company is aware that it will be obligated to pay Additional Amounts with respect to such payment, the Company will deliver to the Trustee an Officers' Certificate stating the fact that such Additional Amounts will be payable, the amounts


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so payable and will set forth such other information necessary to enable the
Trustee to pay such Additional Amounts to Holders on the payment date.

                  Whenever in this Indenture there is mentioned, in any context, the payment of principal and interest or any other amount payable under or with respect to any Security, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

                       SECTION 408.      NOTICE OF DEFAULT.

                  In the event that any Default or Event of Default shall occur, the Company will give prompt written notice of such Default or Event of Default to the Trustee.

                       SECTION 409.      USE OF PROCEEDS; REPAYMENT.

                  The Company will not, and will cause each of its Subsidiaries not to, designate or direct the use of the proceeds of the sale and issuance of the Securities specifically to fund any activities or business with any entity or individual with respect to which U.S. persons are prohibited from doing business under the Sanctions Regulations.

                  The Company will not, directly or indirectly, repay the Securities or any portion thereof from any proceeds and funds sourced from activities, operations or sales with entities or individuals with respect to which U.S. persons are prohibited from doing business under the Sanctions Regulations.

                       SECTION 410.      FURTHER INSTRUMENTS AND ACTS.

                  Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

                                  ARTICLE FIVE
                                   SUCCESSORS

                       SECTION 501.      WHEN COMPANY MAY MERGE, ETC.

                  The Company shall not consolidate with, amalgamate or merge with or into, enter into a binding share exchange or sell, convey, transfer or lease all or substantially all of its properties and assets to, another Person (including in any such case under a statutory arrangement) unless such other Person is a corporation organized under the laws of the United States, any State thereof, the District of Columbia, the laws of Canada or any province or territory thereof; such Person assumes by supplemental indenture all the obligations of the Company, under the Securities and this Indenture; and immediately after giving effect to the transaction, no Default or Event of Default shall exist; provided, however, for purposes of the foregoing, the sale, conveyance, transfer or lease (in a single transaction or a series of transactions) of the properties or assets of one or more Subsidiaries (other than to the Company or another wholly-owned Subsidiary) which, if such properties or assets were directly owned by the Company, would constitute all or substantially all of its properties and assets on a consolidated basis, shall be deemed to be a sale, conveyance, transfer or lease of all or substantially all of the Company's properties and assets.

                  The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel, which may rely upon such Officers' Certificate as to the absence of Defaults and Events of Default, stating that the proposed transaction and such supplemental indenture will, upon consummation of the proposed transaction, comply with this Indenture.

                       SECTION 502.      SUCCESSOR SUBSTITUTED.

                  Upon any consolidation or merger or transfer or lease of all or substantially all of the assets of the Company in accordance with Section 501, the successor person formed by such consolidation or into which the Company is merged or to which such transfer or lease is made shall succeed to, and, except in the case of a lease, be substituted for, and may exercise every right and power of, and shall assume every duty and obligation of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein. When the successor assumes all obligations of the Company hereunder, except in the case of a lease, all obligations of the predecessor shall terminate.

                                  ARTICLE SIX
                              DEFAULTS AND REMEDIES

                       SECTION 601.      EVENTS OF DEFAULT.

                  An "EVENT OF DEFAULT" occurs if:

                           (i) the Company defaults in the payment of the principal or Change in Control Price or Redemption Price of any Security when the same becomes due and payable, whether on the Maturity Date, upon redemption, on the Purchase Date or otherwise, whether or not such payment shall be prohibited by the provisions of Article XI hereof;

                           (ii) the Company defaults in the payment of accrued and unpaid interest, Additional Interest Amount or Additional Amounts on any Security when the same becomes due and payable and the default continues for a period of 30 days, whether or not such payment shall be prohibited by the provisions of Article XI hereof;

                           (iii) the Company fails to comply with any of its other agreements in the Securities or this Indenture and the default continues for 30 days after receipt of the notice specified below;


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



                           (iv) the Company or any of its Significant Subsidiaries defaults in the payment at the final maturity thereof, after the expiration of any applicable grace period, of principal of, or premium, if any, on indebtedness for money borrowed in the aggregate principal amount then outstanding of $10,000,000 or more, or the acceleration of indebtedness for money borrowed in such aggregate principal amount so that it becomes due and payable prior to the date on which it would otherwise become due and payable and such acceleration is not rescinded or such default is not cured within 15 Business Days after receipt of notice to the Company in accordance with this Indenture;

                           (v) the Company or any of its Significant Subsidiaries pursuant to or within the meaning of any Bankruptcy Law:

                           (A) commences a voluntary case or proceeding,

                           (B) consents to the entry of an order for relief
                  against it in an involuntary case or proceeding or the commencement of any case against it,

                           (C) consents to the appointment of a Custodian of it
                  or for all or substantially all of its property, or

                           (D) makes a general assignment for the benefit of its
                  creditors or files a proposal or other scheme of arrangement involving the rescheduling or composition of its indebtedness;

                           (E) files a petition in bankruptcy or answer or
                  consent seeking reorganization or relief; or

                           (F) consents to the filing of such petition or the
                  appointment of or taking possession by a Custodian;

                           (vi) a court of competent jurisdiction enters an
                  order or decree under any Bankruptcy Law that:

                           (A) is for relief against the Company or any of its Significant Subsidiaries in an involuntary case or proceeding, or adjudicates the Company or any Significant Subsidiary insolvent or bankrupt,

                           (B) appoints a Custodian of the Company or any of its Significant Subsidiaries for all or substantially all of the property of the Company or any such Significant Subsidiary, as the case may be, or

                           (C) orders the winding up or liquidation of the Company or any of its Significant Subsidiaries, and the order or decree remains unstayed and in effect for 90 consecutive days; or

                           (vii) the Company fails to make a Change in Control
                  Offer pursuant to the covenant described in Section 309 of this Indenture entitled "Purchase at the Option of Holders upon a Change in Control".

                  The term "BANKRUPTCY LAW" means Title 11, U.S. Code, the Canadian Bankruptcy and Insolvency Act, the Companies, Creditors Arrangement Act (Canada), or any similar U.S. or Canadian federal, state, provincial or foreign law for the relief of debtors. The term "CUSTODIAN" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  A default under clause (iii) is not an Event of Default until the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding notify the Company and the Trustee of the default and the default is not cured within 30 days after receipt of the notice. The notice must specify the default, demand that it be remedied and state that the notice is a "NOTICE OF DEFAULT". If the Holders of 25% in aggregate principal amount of the outstanding Securities request the Trustee to give such notice on their behalf, the Trustee shall do so. When a default is cured, it ceases.

                       SECTION 602.      ACCELERATION.

                  If an Event of Default (other than an Event of Default specified in Section 601(v) or (vi) with respect to the Company) as to which the Trustee has received notice pursuant to the provisions of this Indenture occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in principal amount of the Securities then outstanding by notice to the Company and the Trustee may declare the Securities to be due and payable. Upon such declaration such principal and interest shall be due and payable immediately. If an Event of Default specified in Section 601(v) or (vi) with respect to the Company occurs, the principal of and accrued interest on all the Securities shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Security Holder. The Holders of a majority in aggregate principal amount of the Securities then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any order or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration and if all amounts due to the Trustee under Section 707 have been paid.

                       SECTION 603.      OTHER REMEDIES.

                  Notwithstanding any other provision of this Indenture, if an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of amounts due with respect to the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Security Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative.

                       SECTION 604. WAIVER OF PAST DEFAULTS.

                  Subject to Sections 607 and 902, the Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may waive any past Default or Event of Default and its consequences. When a Default or an Event of Default is waived, it is cured and ceases for every purpose of this Indenture.

                       SECTION 605.      CONTROL BY MAJORITY.

                  The Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Security Holders or would involve the Trustee in personal liability; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                       SECTION 606.      LIMITATION ON SUITS.

                  Except as provided in Section 607, a Security Holder may pursue a remedy with respect to this Indenture or the Securities only if:

                           (i) the Holder gives to the Trustee written notice of a continuing Event of Default;

                           (ii) the Holders of at least 25% in aggregate principal amount of the Securities then outstanding make a written request to the Trustee to pursue the remedy;

                           (iii) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                           (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                           (v) during such 60-day period, the Holders of a majority in aggregate principal amount of the Securities then outstanding do not give the Trustee a direction inconsistent with the request.

                  A Security Holder may not use this Indenture to prejudice the rights of another Security Holder or to obtain a preference or priority over another Security Holder.

                       SECTION 607.      RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

                  Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of all amounts due with respect to the Securities, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

                  Notwithstanding any other provision of this Indenture, the right of any Holder to bring suit for the enforcement of the right to convert the Security shall not be impaired or affected without the consent of the Holder.

                       SECTION 608.      COLLECTION SUIT BY TRUSTEE.

                  If an Event of Default specified in Section 601(i) or (ii) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount due with respect to the Securities, including any unpaid and accrued interest.

                       SECTION 609.      TRUSTEE MAY FILE PROOFS OF CLAIM.

                  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee, any predecessor Trustee and the Security Holders allowed in any judicial proceedings relative to the Company or its creditors or properties.

                  The Trustee may collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 707.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                       SECTION 610.      PRIORITIES.

                  If the Trustee collects any money pursuant to this Article VI, it shall pay out the money in the following order:

                  First:  to the Trustee for amounts due under Section 707;

                  Second: to holders of Senior Indebtedness to the extent required by Article XI;

                  Third: to Security Holders for all amounts due and unpaid on the Securities, without preference or priority of any kind, according to the amounts due and payable on the Securities; and

                  Fourth:  the balance, if any, to the Company.


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



                  The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment by it to Security Holders pursuant to this Section 610. At least 15 days before such record date, the Trustee shall mail to each Security Holder and the Company a notice that states the record date, the payment date and the amount to be paid.

                       SECTION 611.      UNDERTAKING FOR COSTS.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit other than the Trustee of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 611 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 607 or a suit by Holders of more than 10% in aggregate principal amount of the outstanding Securities.

                                 ARTICLE SEVEN
                                     TRUSTEE

                       SECTION 701.      DUTIES OF TRUSTEE.

                 (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                 (b) Except during the continuance of an Event of Default:

                           (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the absence of bad faith, willful misconduct or negligence on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                 (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (i) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (ii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 605.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this Section 701.

         (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                       SECTION 702.      RIGHTS OF TRUSTEE.

         (a) Subject to Section 701, the Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document; if, however, the Trustee shall determine to make such further inquiry or investigation, it shall be entitled during normal business hours to examine the relevant books, records and premises of the Company, personally or by agent or attorney upon reasonable prior notice.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

         (c) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution.

         (d) The Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (e) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

         (f) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its discretion, rights or powers conferred upon it by this Indenture.

         (g) Except with respect to Section 601, the Trustee shall have no duty to inquire as to the performance of the Company with respect to the covenants contained in Article IV. In addition, the Trustee shall not be deemed to have knowledge of an Event of Default except (i) any Default or Event of Default occurring pursuant to Sections 601(i) and 601(ii) or (ii) any Default or Event of Default of which a Responsible Officer of the Trustee shall have received written notification or obtained actual knowledge. Delivery of reports, information and documents to the Trustee under Article IV (other than Sections 404 and 407) is for informational purposes only and the Trustee's receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         (h) The Trustee shall be under no obligation to exercise any of the rights or powers vested by this Indenture at the request or direction of any of the Holders pursuant to this Indenture unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

         (i) The rights, privileges, protections, immunities and benefits given to the Trustee, including without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

         (j) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

                       SECTION 703.      INDIVIDUAL RIGHTS OF TRUSTEE.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any of its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, must comply with Sections 710 and 711.

                       SECTION 704.      TRUSTEE'S DISCLAIMER.

                  The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities; it shall not be accountable for the Company's use of the proceeds from the Securities; and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

                       SECTION 705.      NOTICE OF DEFAULTS.

                  If a Default or Event of Default occurs and is continuing as to which the Trustee has received notice pursuant to the provisions of this Indenture, the Trustee shall mail to each Security Holder a notice of the Default or Event of Default within 30 days after it occurs unless such Default or Event of Default has been cured or waived. Except in the case of a Default or Event of Default in payment of any amounts due with respect to any Security, the Trustee may withhold the notice if and so long as it in good faith determines that withholding the notice is in the interests of Security Holders.

                       SECTION 706.      REPORTS BY TRUSTEE TO HOLDERS.

                  Within 60 days after each May 15 beginning with May 15, 2003, the Trustee shall mail to each Security Holder if required by TIA Section 313(a) a brief report dated as of such May 15 that complies with TIA Section 313(c). In such event, the Trustee also shall comply with TIA Section 313(b).

                  A copy of each report at the time of its mailing to Security Holders shall be mailed to the Company and filed by the Trustee with the SEC and each stock exchange, if any, on which the Securities are listed. The Company shall promptly notify the Trustee when the Securities are listed on any stock exchange.

                       SECTION 707.      COMPENSATION AND INDEMNITY.

                  The Company shall pay to the Trustee from time to time such compensation for its services as shall be agreed upon in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

                  The Company shall indemnify the Trustee against any and all loss, liability, damage, claim or expense (including the reasonable fees and expenses of counsel and taxes other than those based upon the income of the Trustee) incurred by it in connection with the acceptance or administration of this trust and the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim (whether asserted by the Company, any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers and duties hereunder. The Company need not pay for any settlement made without its consent. The Trustee shall notify the Company promptly of any claim for which it may seek indemnification. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's negligence, bad faith or willful misconduct.

                  To secure the Company's payment obligations in this Section 707, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay amounts due on particular Securities.

                  The indemnity obligations of the Company with respect to the Trustee provided for in this Section 707 shall survive any resignation or removal of the Trustee.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 601(v) or (vi) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

                       SECTION 708.      REPLACEMENT OF TRUSTEE.

                  A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 708.

                  The Trustee may resign by so notifying the Company in writing 30 Business Days prior to such resignation. The Holders of a majority in aggregate principal amount of the Securities then outstanding may remove the Trustee by so notifying the Trustee and the Company in writing and may appoint a successor Trustee with the Company's consent. The Company may remove the Trustee if:

                           (i)      the Trustee fails to comply with Section
                  710;

                           (ii) the Trustee is adjudged a bankrupt or an insolvent;

                           (iii) a receiver or other public officer takes charge of the Trustee or its property; or

                           (iv)     the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

                  If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee (at the Company's expense), the Company or the Holders of at least 10% in aggregate principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 710, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Security Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 707.

                       SECTION 709.      SUCCESSOR TRUSTEE BY MERGER, ETC.

                  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee, if such successor corporation is otherwise eligible hereunder.

                       SECTION 710.      ELIGIBILITY, DISQUALIFICATION.

                  There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b).

                       SECTION 711. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                  The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                 ARTICLE EIGHT
                             DISCHARGE OF INDENTURE

                       SECTION 801.      TERMINATION OF THE OBLIGATIONS OF THE
COMPANY.

                  The Company may terminate all of its obligations under this Indenture if all Securities previously authenticated and delivered (other than mutilated, destroyed, lost or stolen Securities which have been replaced or paid as provided in Section 207) have been delivered to the Trustee for cancellation or if:

                           (i) the Securities mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption;

                           (ii) the Company irrevocably deposits, or arranges for the irrevocable deposit pursuant to Section 310 of this Indenture, in trust with the Trustee money or U.S. Government Obligations sufficient to pay the principal or Redemption Price of and any unpaid and accrued interest on the Securities to maturity or redemption, as the case may be. Immediately after making the deposit, the Company shall give notice of such event to the Security Holders;

                           (iii) the Company has paid or caused to be paid all sums then payable by the Company to the Trustee hereunder as of the date of such deposit; and

                           (iv) the Company has delivered to the Trustee an Opinion of Counsel and an Officers' Certificate stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with. The Company may make the deposit only during the one-year period and only if Article XI permits it.

                  However, the Company's obligations in Sections 202, 203, 204, 205, 206, 207, 208, 215, 216, 217, 401, 402, 407, 409, 707 and 708, Article VIII
and Article X shall survive until the Securities are no longer outstanding. Thereafter the obligations of the Company in Sections 707 and 803 shall survive.

                  After a deposit pursuant to this Section 801, the Trustee upon request shall acknowledge in writing the discharge of the obligations of the Company under the Securities and this Indenture, except for those surviving obligations specified above.

                  In order to have money available on a payment date to pay the principal or Redemption Price of and any unpaid and accrued interest on the Securities, the U.S. Government Obligations shall be payable as to principal and any unpaid and accrued interest on or before such payment date in such amounts as will provide the necessary money.

                  "U.S. GOVERNMENT OBLIGATIONS" means direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

                       SECTION 802.      APPLICATION OF TRUST MONEY.

                  The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 801. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of the principal or Redemption Price of and any unpaid and accrued interest on the Securities. Money and securities so held in trust are not subject to the subordination provisions of Article XI.

                       SECTION 803.      REPAYMENT TO COMPANY.

                  The Trustee and the Paying Agent shall promptly notify the Company of, and pay to the Company upon the request of the Company, any excess money or securities held by them at any time. The Trustee and the Paying Agent shall pay to the Company upon the written request of the Company any money held by them for the payment of the principal or Redemption Price of and any unpaid and accrued interest that remains unclaimed for two years; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may, at the expense and request of the Company, cause to be published once in a newspaper of general circulation in the City of New York or cause to be mailed to each Holder, notice stating that such money remains and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Security Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person and all liability of the Trustee and the Paying Agent shall cease.

                       SECTION 804.      REINSTATEMENT.

                  If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Sections 801 and 802 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Sections 801 and 802 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Sections 801 and 802; provided, however, that if the Company has made any payment of amounts due with respect to any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                  ARTICLE NINE
                                   AMENDMENTS

                       SECTION 901.      WITHOUT CONSENT OF HOLDERS.

                  The Company, with the consent of the Trustee, may amend or supplement this Indenture or the Securities without notice to or the consent of any Security Holder:

                           (i) to cure any ambiguity, inconsistency or other defect in this Indenture;

                           (ii)     to comply with Sections 501 and 1012;

                           (iii) to make any changes or modifications to this Indenture necessary in connection with the registration of the Securities under the Securities Act and the qualification of the Indenture under the TIA;

                           (iv) to secure the obligations of the Company in respect of the Securities; or

                           (v) to add to the covenants of the Company described in this Indenture for the benefit of Security Holders or to surrender any right or power conferred upon the Company.

                  Notwithstanding the foregoing, no supplemental indenture pursuant to clause (i), (iii), (iv) and (v) of this Section 901 may be entered into without the consent of the holders of a majority in principal amount of the Securities if such supplemental indenture would materially and adversely affect the interests of the Holders of the Securities.

                       SECTION 902.      WITH CONSENT OF HOLDERS.

                  The Company, with the consent of the Trustee, may amend or supplement this Indenture or the Securities with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities. Subject to Section 607, the Holders of a majority in aggregate principal amount of the outstanding Securities may (a) waive compliance by the Company with any restrictive provision of this Indenture or the Securities, (b) waive any past Default under this Indenture and its consequences, except a Default in the payment of the principal amount, accrued and unpaid interest, if any, Redemption Price or Change in Control Price or obligation to deliver Common Shares upon conversion with respect to any Security or in respect of any provision which under this Indenture cannot be modified or amended without the consent of the Holder of each outstanding Security. However, without the consent of each Security Holder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 604, may not:

                           (i) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver or modify the provisions of this Indenture relating to such amendments, supplements or waivers;

                           (ii) reduce the rate of or change the time for payment of interest (including Additional Interest Amount and Additional Amounts, if any) on any Security;

                           (iii) reduce the principal, Redemption Price or Change in Control Price of any Security;

                           (iv)     change the Stated Maturity of any Security;

                           (v) make any Security payable in money or securities other than as stated in such Security;

                           (vi) modify the provisions of Article XI in a manner adverse to the Holders of the Securities;

                           (vii) waive a default in the payment of any amount due with respect to any Security;

                           (viii) make any change to the right to convert, or receive payment with respect to, any Security or the right to institute suit for the enforcement of any payment with respect to, or conversion of, any Security; or

                           (ix) make any change that adversely affects the right to require the Company to purchase any of the Securities upon a Change in Control.

                  An amendment under this Section 902 may not make any change that adversely affects the rights under Article XI of any holder of Senior Indebtedness unless the holders of such Senior Indebtedness pursuant to its terms consent to the change.

                  Promptly after an amendment under Section 901 or this Section 902 becomes effective, the Company shall mail to Security Holders a notice briefly describing the amendment. Any failure of the Company to mail such notice shall not in any way impair or affect the validity of such amendment, supplement or waiver.

                  It shall not be necessary for the consent of the Holders under this Section 902 to approve the particular form of any proposed amendment or supplement, but it shall be sufficient if such consent approves the substance thereof.

                       SECTION 903.      COMPLIANCE WITH TRUST INDENTURE ACT.

                  Every amendment, waiver or supplement to this Indenture or the Securities shall comply with the TIA as then in effect.

                       SECTION 904.      REVOCATION AND EFFECT OF CONSENTS.

                  Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Security Holder.

                  After an amendment, supplement or waiver becomes effective with respect to the Securities, it shall bind every Security Holder unless it makes a change described in Section 902. In that case, the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and, provided that notice of such amendment, supplement or waiver is reflected on a Security that evidences the same debt as the consenting Holder's Security, every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

                       SECTION 905.      NOTATION ON OR EXCHANGE OF SECURITIES.

                  If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security as directed and prepared by the Company about the changed terms and return it to the Holder. Alternatively, if the Company so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

                       SECTION 906.      TRUSTEE PROTECTED.

                  The Trustee need not sign any amendment, supplement or waiver authorized pursuant to this Article IX that adversely affects the Trustee's rights, duties, liabilities or immunities. The Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel and an Officers' Certificate that any supplemental indenture, amendment or waiver is permitted or authorized pursuant to the Indenture.

                                  ARTICLE TEN
                                   CONVERSION

                       SECTION 1001.     CONVERSION PRIVILEGE, RESTRICTIVE
LEGENDS.

                  A Holder of a Security may convert such Security into Common Shares at any time during the periods stated in paragraph 11 of the Securities. The initial conversion rate is stated in paragraph 11 of the Securities. The conversion rate is subject to adjustment in accordance with Sections 1006 through 1012. A Holder may convert a portion of the principal of such Security if the portion is $1,000 principal amount or a positive integral multiple of $1,000 principal amount. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of it.

                  Any Common Shares issued upon conversion of a Security shall bear the Private Placement Legend until after the second anniversary of the later of the Issue Date for the Securities and the last date on which the Company or any Affiliate of the Company was the owner of such shares or the Security (or any predecessor security) from which such shares were converted (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) (or such longer period of time as may be required under the Securities Act or applicable state securities laws in the Opinion of Counsel for the Company, unless otherwise agreed by the Company and the Holder thereof).

                       SECTION 1002.     CONVERSION PROCEDURE.

                  To convert a Security, a Holder must satisfy the requirements in paragraph 11 of the Securities. The date on which the Holder satisfies all those requirements is the "CONVERSION DATE". As soon as practicable following the Conversion Date, the Company shall deliver to the Holder through the Conversion Agent a certificate for the number of full Common Shares issuable upon the conversion and a check in lieu of any fractional share. The person in whose name the certificate is registered shall be treated as a shareholder of record on and after the Conversion Date.

                  Except as described below and in the Registration Rights Agreement with respect to the Additional Interest Amount (as defined therein), no payment or adjustment will be made for accrued interest on a converted Security or for dividends on any Common Shares issued on or prior to conversion. If any Holder surrenders a Security for conversion after the close of business on the record date for the payment of an installment of interest and prior to the opening of business on the next interest payment date, then, notwithstanding such conversion, the interest payable on such interest payment date shall be paid to the Holder of such Security on such record date; provided, however, that such Security, when surrendered for conversion, must be accompanied by payment to the Trustee on behalf of the Company of an amount equal to the interest payable on such interest payment date on the portion so converted; provided, further, however, that such payment to the Trustee described in the immediately preceding proviso shall not be required in connection with any conversion of a Security called for redemption pursuant to Sections 304 or 308 hereof on a redemption date that is after a record date for the payment of interest and on or before the day that is one Business Day following the corresponding interest payment date.

                  If a Holder converts more than one Security at the same time, the number of full shares issuable upon the conversion shall be based on the total principal amount of the Securities converted.

                  Upon surrender of a Security that is converted in part the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unconverted portion of the Security surrendered.

                  If the last day on which a Security may be converted is a Legal Holiday in a place where a Conversion Agent is located, the Security may be surrendered to that Conversion Agent on the next succeeding day that is not a Legal Holiday.

                       SECTION 1003.     FRACTIONAL SHARES.

                  The Company will not issue fractional Common Shares upon conversion of Securities. Instead, the Company will deliver a check in an amount equal to the value of such fraction computed on the basis of the last sale price of the Common Shares as reported on the NNM (or if not listed for trading thereon, then on the principal securities exchange or on the principal automated quotation system on which the Common Shares are listed or admitted to trading) at the close of business on the Business Day immediately preceding the date of conversion or if no such sale takes place on such day, the last sale price for such day shall be the average of the closing bid and asked prices regular way on the NNM (or if not listed for trading thereon, on the principal U.S. securities exchange or on the principal U.S. automated quotation system on which the Common Shares are listed or admitted to trading or if not listed for trading in the U.S. then on the principal Canadian securities exchange on which the Common Shares are listed for trading, converted into U.S. dollars at the Rate of Exchange) for such day. If on the date of conversion, the Common Shares are not quoted by any such organization, the fair value of such Common Shares on such day, as reasonably determined in good faith by the Board of Directors shall be used.

                       SECTION 1004.     TAXES ON CONVERSION.

                  If a Holder converts its Security, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Common Shares upon the conversion. However, the Holder shall pay any such tax which is due because the shares are issued in a name other than the Holder's name.

                       SECTION 1005.     COMPANY TO PROVIDE SHARES.

                  The Company shall allot out of its authorized but unissued Common Shares enough Common Shares to permit the conversion of all of the Securities.

                  All Common Shares which may be issued upon conversion of the Securities shall be validly issued, fully paid and non-assessable.

                  The Company will endeavor to comply with all securities laws regulating the offer and delivery of Common Shares upon conversion of Securities and will endeavor to list such shares on each securities exchange or automated quotation system on which the Common Shares are listed.

                       SECTION 1006.     ADJUSTMENT OF CONVERSION RATE.

                  The conversion rate shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall (1) pay a dividend in Common Shares to all holders of Common Shares, (2) make a distribution of Common Shares to all holders of Common Shares, (3) subdivide the outstanding Common Shares into a greater number of Common Shares or (4) combine the outstanding Common Shares into a smaller number of Common Shares, the conversion rate in effect immediately prior to such action shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of Common Shares which it would have owned immediately following such action had such Securities been converted immediately prior thereto. Any adjustment made pursuant to this Section 1006(a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                  (b) In case the Company shall issue rights or warrants to all or substantially all holders of Common Shares, entitling them (for a period commencing no earlier than the record date for the determination of Holders of Common Shares entitled to receive such rights or warrants) to subscribe for or purchase Common Shares (or securities convertible into Common Shares), at a price per share less than the then Current Market Price (as determined pursuant to Section 1006(g) below) of Common Shares on such record date, except for rights under the Rights Plan described in Section 1007, the conversion rate shall be increased by multiplying the conversion rate in effect immediately prior to such record date by a fraction of which the numerator shall be the number of Common Shares outstanding on such record date, plus the number of Common Shares so offered for subscription or purchase, and the denominator of which shall be the number of Common Shares outstanding at the close of business on such record date plus the number of Common Shares which the aggregate of the offering price of the total number of Common Shares so offered for subscription or purchase would purchase at such Current Market Price. Such adjustments shall become effective immediately after such record date.

                  (c) In case the Company shall distribute to all or substantially all holders of Common Shares Capital Stock of the Company other than Common Shares, evidences of indebtedness or other assets (other than cash dividends out of current or retained earnings), or shall distribute to all or substantially all holders of Common Shares rights or warrants to subscribe for securities (other than those referred to in Sections 1006(b) or 1007), then in each such case the conversion rate shall be increased by multiplying the conversion rate in effect immediately prior to the close of business on the record date for the determination of shareholders entitled to such distribution by a fraction of which the numerator shall be the Current Market Price of Common Shares (determined as provided in Section 1006(g) below), on such date and the denominator shall be such Current Market Price less the fair market value (as determined in good faith by the Board of Directors whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the evidences of indebtedness, shares of Capital Stock, cash and other assets to be distributed or of such subscription rights or warrants applicable to one Common Share, such increase to become effective immediately prior to the opening of business on the day following such record date. Notwithstanding the foregoing, in the event that the Company shall distribute rights or warrants (other than those referred to in Section 1006(b) above) ("RIGHTS") pro rata to holders of Common Shares, the Company may, in lieu of making any adjustment pursuant to this Section 1006(c), make proper provision so that each Holder of a Security who converts such Security (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the Common Shares issuable upon such conversion (the "CONVERSION SHARES"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "DISTRIBUTION DATE"), the same number of Rights to which a holder of a number of Common Shares equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of Common Shares into which the principal amount of the Security so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

                  (d) In case the Company shall, by dividend or otherwise, at any time make a distribution (the "TRIGGERING DISTRIBUTION," and the amount of the Triggering Distribution, together with the sum of (w) and (x) below, the "COMBINED AMOUNT") to all or substantially all holders of its Common Shares of cash (including any distributions of cash out of current or retained earnings of the Company, but excluding any cash that is distributed as part of a distribution requiring a conversion rate adjustment pursuant to Section 1006(c) above or Section 1006(e) below) in an aggregate amount that, together with the sum of (w) the aggregate amount of any cash and the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive thereof and described in a Board Resolution), as of the expiration of the issuer bid, tender offer or exchange offer referred to below, of any other consideration payable in respect of any issuer bid, tender offer or exchange offer by the Company or a Subsidiary of the Company for all or any portion of the Common Shares consummated within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no conversion rate adjustment has been made pursuant to this Section 1006, and (x) the aggregate amount of all other cash distributions to all or substantially all holders of Common Shares made within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no conversion rate adjustment has been made pursuant to this Section 1006, exceeds 10% of the product of the Current Market Price per share (as determined in accordance with Section 1006(g)) of the Common Shares on the close of business, New York City time, on the Business Day (the "DISTRIBUTION DECLARATION DATE") immediately preceding the day on which the Triggering Distribution is declared by the Company and the number of Common Shares outstanding on the Distribution Declaration Date (excluding shares held in the treasury of the Company), the conversion rate shall be adjusted by multiplying the conversion rate in effect immediately prior to the effectiveness of the conversion rate adjustment contemplated by this
Section 1006(d) by a fraction (y) the numerator of which shall be such Current Market Price per Common Share and (z) the denominator of which shall be (I) such Current Market Price per Common Share less (II) the number obtained by dividing the

Combined Amount by such number of Common Shares outstanding. Such adjustment shall become effective immediately prior to the opening of business on the day following the Distribution Declaration Date.

                  (e) In case an issuer bid, tender offer or exchange offer made by the Company or any of its Subsidiaries for all or any portion of the Common Shares shall expire and such issuer bid, tender offer or exchange offer (as amended upon the expiration thereof) shall require the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the issuer bid, tender offer or exchange offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) that combined together with:

                               (1) the aggregate of the cash plus the fair
                  market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution), as of the expiration of such issuer bid, tender offer or exchange offer, of consideration payable in respect of any other issuer bids, tender offers or exchange offers, by the Company or any of its Subsidiaries for all or any portion of the Common Shares expiring within the 12 months preceding the expiration of such issuer bid, tender offer or exchange offer and in respect of which no adjustment pursuant to this Section 1006 has been made, and

                               (2) the aggregate amount of any distributions to
                  all or substantially all holders of the Company's Common Shares made exclusively in cash within the 12 months preceding the expiration of such issuer bid, tender offer or exchange offer and in respect of which no adjustment pursuant to
                  Section 1006 has been made, exceeds 10% of the product of the Current Market Price per share (as determined in accordance with Section 1006(g)) as of the last time (the "EXPIRATION TIME") tenders or exchanges could have been made pursuant to such issuer bid, tender offer or exchange offer (as it may be amended) times the number of Common Shares outstanding (including any tendered shares or exchanged shares) at the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the conversion rate shall be adjusted by multiplying the conversion rate in effect immediately prior to the close of business on the date of the Expiration Time by a fraction:

                                    (i) the numerator of which shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of issuer bid, the tender offer or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "PURCHASED SHARES") and
                                    (y) the product of the number of Common
                                    Shares outstanding (less any Purchased
                                    Shares) at the

                                    Expiration Time and the Current Market Price per share of the Common Shares as of the Expiration Time; and

                                    (ii) the denominator of which shall be the number of Common Shares outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Current Market Price per share (as determined in accordance with Section 1006(g)) of the Common Shares as of the Expiration Time. Such adjustment (if any) shall become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such issuer bid, tender offer or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the conversion rate shall again be adjusted to be the conversion rate which would then be in effect if such issuer bid, tender offer or exchange offer had not been made. If the application of this Section 1006(e) to any issuer bid, tender offer or exchange offer would result in a decrease in the conversion rate, no adjustment shall be made for such issuer bid, tender offer or exchange offer under this Section 1006(e).

                  (f) In addition to the foregoing adjustments in subsections
(a), (b), (c), (d) and (e) above, the Company, from time to time and to the extent permitted by law, may increase the conversion rate by any amount for at least 20 days or such longer period as may be required by law, if the Board of Directors of the Company has made a determination, which determination shall be conclusive, that such increase would be in the best interests of the Company. The Company shall give notice to the Trustee and cause notice of such increase to be mailed to each Holder of Securities at such Holder's address as the same appears on the registry books of the Registrar, at least 15 days prior to the date on which such increase commences. Such conversion rate increase shall be irrevocable during such period.

                  (g) For the purpose of any computation under subsections (b),
(c), (d) and (e) above of this Section 1006, the "CURRENT MARKET PRICE" per Common Share on the date fixed for determination of the shareholders entitled to receive the issuance or distribution requiring such computation (the "DETERMINATION DATE") shall be deemed to be the average of the Daily Market Prices for the ten consecutive trading days immediately preceding the Determination Date; provided, however, that (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the conversion rate pursuant to subsection (b), (c),
(d) or (e) above occurs on or after the tenth trading day prior to the Determination Date and prior to the "ex" date for the issuance or distribution requiring such computation, the Daily Market Price for each trading day prior to the "ex" date for such other event shall be adjusted by multiplying such Daily Market Price by the reciprocal of the fraction by which the conversion rate is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the conversion rate pursuant to subsection (b), (c), (d) or (e) above occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the Determination Date, the Daily

Market Price for each Business Day on and after the "ex" date for such other event shall be adjusted by multiplying such Daily Market Price by the same fraction by which the conversion rate is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the Determination Date, after taking into account any adjustment required pursuant to clause (i) or (ii) of this proviso, the Daily Market Price for each trading day on and after the "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined in good faith by the Board of Directors in a manner consistent with any determination of such value for the purposes of this Section 1006, whose determination shall be conclusive and described in a Resolution of the Board of Directors) of the evidences of indebtedness, shares of Capital Stock or other securities or assets being distributed (in the distribution requiring such computation) applicable to one Common Share as of the close of business on the day before such "ex" date. For the purpose of any computation under Section 1006(e), the Current Market Price per Common Share at the Expiration Time for the issuer bid, tender offer or exchange offer requiring such computation shall be deemed to be the average of the Daily Market Price for the ten consecutive trading days commencing on the Business Day immediately following the expiration time of such issuer bid, tender offer or exchange offer (the "COMMENCEMENT DATE"); provided, however, that if the "ex" date for any event (other than the issuer bid, tender offer or exchange offer requiring such computation) that requires an adjustment to the conversion rate pursuant to subsection (b), (c), (d) or (e) above occurs on or after the expiration time for the issuer bid, tender offer or exchange offer requiring such computation and prior to the day in question, the Daily Market Price for each trading day on or after to the "ex" date for such other event shall be adjusted by multiplying such Daily Market Price by the same fraction by which the conversion rate is so required to be adjusted as a result of such other event. For purposes of this subsection, the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Shares trades regular way on the relevant exchange or in the relevant market from which the Daily Market Price was obtained without the right to receive such issuance or distribution,
(ii) when used with respect to any subdivision or combination of Common Shares, means the first date on which the Common Shares trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any issuer bid, tender offer or exchange offer means the first date on which the Common Shares trades regular way on such exchange or in such market after the expiration time of such issuer bid, tender offer or exchange offer (as it may be amended or extended).

                       SECTION 1007.     NO ADJUSTMENT.

                  (a) The Company's shareholder protection rights plan (the "RIGHTS PLAN") provides that each of the Common Shares, including those issued pursuant to the terms of the Securities, issued at any time prior to the distribution of separate certificates representing the Company's share purchase rights, will be entitled to receive such rights. However, there shall not be any adjustment to the conversion rate as a result of:

                           (i) the issuance of the rights to purchase Common Shares pursuant to the Rights Plan or any successor agreement;


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                           (ii)     the distribution of any entitlement to
                  receive the share purchase rights;

                           (iii) the exercise or redemption of such rights in accordance with the Rights Plan; or

                           (iv) the termination or invalidation of the share purchase rights or similar rights; or

                           (v) the existence of rights to purchase Common Shares pursuant to a Company plan for reinvestment of dividends and interest.

                  (b) No adjustment in the conversion rate shall be required until cumulative adjustments amount to 1% or more of the conversion rate as last adjusted; provided, however, that any adjustments which by reason of this
Section 1007(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article X shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  (c) If any rights, options or warrants issued by the Company as described in Section 1006 are only exercisable upon the occurrence of certain triggering events, then the conversion rate will not be adjusted as provided in
Section 1006 until the earliest of such triggering event occurs. Upon the expiration or termination of any rights, options or warrants without the exercise of such rights, options or warrants, the conversion rate then in effect shall be adjusted immediately to the conversion rate which would have been in effect at the time of such expiration or termination had such rights, options or warrants, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                  (d) No adjustment need be made for a transaction referred to in this Article X if Security Holders are to participate in the transaction without conversion on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Shares participate in the transaction.

                       SECTION 1008.     OTHER ADJUSTMENTS.

                  In the event that, as a result of an adjustment made pursuant to Section 1006 hereof, the Holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of Capital Stock other than Common Shares, thereafter the conversion rate of such other shares so receivable upon conversion of any Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Shares contained in this Article X.

                       SECTION 1009.     ADJUSTMENTS FOR TAX PURPOSES.

                  The Company may make such increases in the conversion rate, in addition to those required by Section 1006 hereof, as it determines to be advisable in order that any share dividend, subdivision of shares, distribution or rights to purchase shares or securities or distribution of securities convertible into or exchangeable for shares made by the Company or to its shareholders will not be taxable to the recipients thereof.

                       SECTION 1010.     NOTICE OF ADJUSTMENT.

                  Whenever the conversion rate is adjusted, the Company shall promptly mail to Holders at the addresses appearing on the Registrar's books a notice of the adjustment and file with the Trustee an Officers' Certificate briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence of the correctness of such adjustment.

                       SECTION 1011.     NOTICE OF CERTAIN TRANSACTIONS.

                  In the event that:

         (1) the Company takes any action which would require an adjustment in the conversion rate;

         (2) the Company takes any action that would require a supplemental indenture pursuant to Section 1012; or

         (3)  there is a dissolution or liquidation of the Company;

a Holder of a Security may wish to convert, subject to paragraph 11 of the Securities, such Security into Common Shares prior to the record date for or the effective date of the transaction so that he may receive the rights, warrants, securities or assets which a holder of Common Shares on that date may receive. Therefore, the Company shall mail to Holders at the addresses appearing on the Registrar's books and the Trustee a notice stating the proposed record or effective date, as the case may be, of any transaction referred to in clause
(1), (2) or (3) of this Section 1011. The Company shall mail such notice at least 15 days before such date; however, failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (1), (2) or (3) of this Section 1011.

                       SECTION 1012. EFFECT OF RECLASSIFICATIONS, CONSOLIDATIONS, AMALGAMATIONS, STATUTORY ARRANGEMENTS, MERGERS, BINDING SHARE EXCHANGES OR SALES ON CONVERSION PRIVILEGE.

                  If any of the following shall occur, namely: (i) any reclassification or change in the Common Shares issuable upon conversion of Securities, (ii) any consolidation, amalgamation, statutory arrangement, merger, binding share exchange or other combination to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name) in, the Common Shares, or (iii) any sale or conveyance of all or substantially all of the consolidated property or business of the Company as an entirety, then the Company or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, amalgamation, statutory arrangement, merger, binding share exchange or other combination, sale or conveyance, execute and deliver to the Trustee a supplemental indenture in form reasonably satisfactory to the Trustee providing that the Holder of each Security then outstanding shall have the right to convert such Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, amalgamation, statutory arrangement, merger, binding share exchange or other combination, sale or conveyance by a holder of the number of Common Shares, deliverable upon conversion of such Security immediately prior to such reclassification, change, consolidation, amalgamation, statutory arrangement, merger, binding share exchange or other combination, sale or conveyance. Such supplemental indenture shall provide for adjustments of the conversion rate which shall be as nearly equivalent as may be practicable to the adjustments of the conversion rate provided for in this Article X. The foregoing, however, shall not in any way affect the right a Holder of a Security may otherwise have, pursuant to clause (ii) of the last sentence of Section 1006(c) hereof, to receive Rights upon conversion of a Security. If, in the case of any consolidation, amalgamation, statutory arrangement, merger, binding share exchange or other combination, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Shares includes shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, binding share exchange, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The provision of this Section 1012 shall similarly apply to successive consolidations, mergers, binding share exchanges, sales or conveyances.

                  If, however, prior to the date that is five years from the Issue Date, Holders of Securities would otherwise be entitled to receive, upon conversion of the Securities, any property (including cash) or securities of a company ("INELIGIBLE CONSIDERATION") that would not constitute "PRESCRIBED SECURITIES" for the purpose of clause 212(1)(b)(vii)(E) of the Tax Act, such Holders shall not be entitled to receive such Ineligible Consideration but the Company or the successor or acquiror, as the case may be, shall have the right (at the sole option of the Company or the successor or acquiror, as the case may be) to deliver either such Ineligible Consideration or Prescribed Securities with a market value comparable to such Ineligible Consideration (as determined in good faith by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution). The Company will give notice to Holders of the Securities at least 30 days prior to the effective date of such transaction in writing and by release to a business newswire stating the consideration into which the Securities will be convertible after the effective date of such transaction. After such notice, the Company or the successor or acquiror, as the case may be, may not change the consideration to be delivered upon conversion of the Securities except in accordance with any other provision of this Indenture.

                  In the event the Company shall execute a supplemental indenture pursuant to this Section 1012, the Company shall promptly file with the Trustee an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of the Securities upon the conversion of their Securities after any such reclassification, change, consolidation, merger, binding share exchange, sale or conveyance and any adjustment to be made with respect thereto.

                       SECTION 1013.     TRUSTEE'S DISCLAIMER.


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


                  The Trustee has no duty to determine when an adjustment under this Article X should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of the correctness of any such adjustment, and shall be protected in relying upon the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 1010 hereof. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities, and the Trustee shall not be responsible for the failure by the Company to comply with any provisions of this Article X. The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 1012, but may accept as conclusive evidence of the correctness thereof, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 1012 hereof.

                                 ARTICLE ELEVEN
                                  SUBORDINATION

                       SECTION 1101.     AGREEMENT TO SUBORDINATE.

                  The Company agrees, and each Security Holder by accepting a Security agrees, that the payment of all amounts due with respect to the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article XI, to the prior payment in full of all Senior Indebtedness and that the subordination is for the benefit of the holders of Senior Indebtedness.

                  Money and securities held in trust pursuant to Article VIII are not subject to the subordination provisions of this Article XI.

                       SECTION 1102.     CERTAIN DEFINITIONS.

                  "INDEBTEDNESS" means, with respect to any Person, the principal of, and premium, if any, and interest on (a) all indebtedness of such Person for borrowed money (including all indebtedness evidenced by Securities, bonds, debentures or other securities sold by such Person for money), (b) all obligations incurred by such Person in the acquisition (whether by way of purchase, merger, amalgamation, statutory arrangement, consolidation or otherwise and whether by such Person or another Person) of any business, real property or other assets (except inventory and related items acquired in the ordinary course of the conduct of the acquiror's usual business), (c) guarantees by such Person of indebtedness described in clause (a) or (b) of another Person,
(d) all renewals, extensions, refundings, deferrals, restructurings, amendments and modifications of any such indebtedness, obligation or guarantee, (e) all reimbursement obligations of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (f) all capital lease obligations of such Person and (g) all net obligations of such Person under interest rate swap, currency exchange or similar agreements of such Person.

                  "REPRESENTATIVE" means the indenture trustee or other trustee, agent or representative for an issue of Senior Indebtedness.

                       SECTION 1103.     LIQUIDATION; DISSOLUTION; BANKRUPTCY.

                  Upon any payment or distribution of assets to creditors of the Company in a liquidation, winding up or dissolution of the Company, or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

                  (a) holders of Senior Indebtedness shall be entitled to receive payment in full of the principal of and interest (including interest accruing after the commencement of any such proceeding) to the date of payment on the Senior Indebtedness before Security Holders shall be entitled to receive any payment from the Company of amounts due with respect to the Securities (other than cash payments due upon conversion of Securities in lieu of fractional shares); and

                  (b) until the Senior Indebtedness is paid in full, any distribution to which Security Holders would be entitled from the Company but for this Article XI shall be made to holders of Senior Indebtedness, as their interests may appear, except the Security Holders may receive (i) securities that are subordinated to Senior Indebtedness to at least the same extent as the Securities and (ii) payments made pursuant to Sections 801 and 802.

                       SECTION 1104. COMPANY NOT TO MAKE PAYMENTS WITH RESPECT TO SECURITIES IN CERTAIN CIRCUMSTANCES.

                  No payment of amounts due may be made by the Company, directly or indirectly, with respect to the Securities (including any Change in Control Price to be paid in connection with a Change in Control Offer, but excluding cash payments due upon conversion in lieu of fractional shares) or to acquire any of the Securities at any time if a default in payment of the principal of or premium, if any, or interest on Senior Indebtedness exists beyond any applicable grace period, unless and until such default shall have been cured or waived or shall have ceased to exist. During the continuance of any default with respect to any Senior Indebtedness pursuant to which any Senior Indebtedness has been issued (other than default in payment of the principal of or premium, if any, or interest on any Senior Indebtedness), permitting the holders thereof to accelerate the maturity thereof, no payment may be made by the Company, directly or indirectly, after receipt of a Payment Blockage Notice as defined below, of any amount due with respect to the Securities (a "PAYMENT BLOCKAGE") until the earlier of (i) the date on which such default has been cured or waived, (ii) 180 days following receipt of written notice (a "PAYMENT BLOCKAGE NOTICE") to the Company from any holder or holders thereof or its Representative or Representatives or the trustee or trustees under any indenture under which any instrument evidencing any such Senior Indebtedness may have been issued, that such a default has occurred and is continuing, (iii) the date on which such Senior Indebtedness is discharged or paid in full or (iv) the date of which the imposition of such Payment Blockage shall have been terminated by written notice to such trustee or the Company from such trustee or other representative initiating such Payment Blockage. Notwithstanding the foregoing, no new Payment Blockage Notice shall be given until a period of at least 365 consecutive days shall have elapsed since the beginning of the prior Payment Blockage period. No default (other than a default in payment) that existed or was continuing on the date of delivery of any Payment

Blockage Notice shall be the basis for any subsequent Payment Blockage Notice, unless such default has been cured or waived for a period of not less than 90 consecutive days. However, if the maturity of such Senior Indebtedness is accelerated, no payment may be made by the Company on the Securities until such Senior Indebtedness that has matured has been paid or such acceleration has been cured or waived.

                  Regardless of anything to the contrary herein, nothing shall prevent (a) any payment by the Trustee to the Security Holders of amounts deposited with it pursuant to Article VIII or (b) any payment by the Trustee or the Paying Agent as permitted by Section 1112. Nothing contained in this Article XI will limit the right of the Trustee or the Security Holders to take any action to accelerate the maturity of the Securities pursuant to Section 602 or to pursue any rights or remedies hereunder.

                       SECTION 1105.     ACCELERATION OF SECURITIES.

                  If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration.

                       SECTION 1106.     WHEN DISTRIBUTION MUST BE PAID OVER.

                  In the event that the Company shall make any payment to the Trustee with respect to the Securities at a time when such payment is prohibited by Section 1103 or 1104, such payment shall be held by the Trustee, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their Representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                  If a distribution is made to Security Holders, that because of this Article XI should not have been made to them, the Security Holders who receive the distribution shall hold it in trust for holders of Senior Indebtedness and pay it over to them as their interests may appear.

                       SECTION 1107.     NOTICE BY COMPANY.

                  The Company shall promptly notify the Trustee and the Paying Agent in writing of any facts known to the Company that would cause a payment of any amount due with respect to the Securities to violate this Article XI, but failure to give such notice shall not affect the subordination of the Securities to the Senior Indebtedness provided in this Article XI.

                       SECTION 1108.     SUBROGATION.

                  After all Senior Indebtedness is paid in full and until the Securities are paid in full, Security Holders shall be subrogated (equally and ratably with all other Indebtedness of the Company ranking pari passu with the Securities) to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Security Holders have been applied to the payment of Senior Indebtedness. A distribution made under this Article XI to holders of Senior Indebtedness which otherwise would have been made to Security Holders is not, as between the Company and Security Holders, a payment by the Company on Senior Indebtedness.

                       SECTION 1109.     RELATIVE RIGHTS.

                  This Article XI defines the relative rights of Security Holders and holders of Senior Indebtedness. Nothing in this Indenture shall:

                           (i) impair, as between the Company, on the one hand, and Security Holders, on the other hand, the obligation of the Company, which is absolute and unconditional, to pay all amounts due with respect to the Securities in accordance with their terms;

                           (ii) affect the relative rights of Security Holders and creditors of the Company other than holders of Senior Indebtedness; or

                           (iii) prevent the Trustee or any Security Holder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Indebtedness to receive distributions otherwise payable to Security Holders.

                  Upon any distribution of assets of the Company referred to in this Article XI, the Trustee, subject to the provisions of Sections 701 and 702, and the Holders of the Securities shall be entitled to rely upon any order or decree by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XI. Nothing contained in this Article XI or elsewhere in this Indenture or in any Security is intended to or shall affect the obligation of the Company to make, or prevent the Company from making, at any time except during the pendency of any dissolution, winding up, liquidation or reorganization proceeding, and except during the continuance of any default specified in Section 1104 (not cured or waived), payments at any time of all amounts due with respect to the Securities.

                       SECTION 1110.     SUBORDINATION MAY NOT BE IMPAIRED BY
COMPANY.

                  No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by the failure of the Company to comply with this Indenture.

                       SECTION 1111.     DISTRIBUTION OR NOTICE TO
REPRESENTATIVE.

                  Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representatives.

                       SECTION 1112.     RIGHTS OF TRUSTEE AND PAYING AGENT.

                  The Trustee or Paying Agent may continue to make payments on the Securities until it receives written notice of facts that would cause a payment of amounts due with respect to the Securities to violate this Article
XI. Only the Company or a Representative or a holder of an issue of Senior Indebtedness that has no Representative may give the notice.

                  The Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a Representative on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a Representative on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person who is a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article XI, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article XI, and if such evidence is not furnished the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment or until such time as the Trustee shall be otherwise satisfied as to the right of such person to receive such payment.

                  The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holder if it shall mistakenly pay over or distribute to Security Holders or the Company or any other person money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article XI or otherwise.

                       SECTION 1113.     OFFICERS' CERTIFICATE.

                  If there occurs an event referred to in Section 1103 or 1104, the Company shall promptly give to the Trustee an Officers' Certificate (on which the Trustee may conclusively rely) identifying all holders of Senior Indebtedness or their Representatives and the principal amount of Senior Indebtedness then outstanding held by each such holder and stating the reasons why such Officers' Certificate is being delivered to the Trustee.

                       SECTION 1114.     NOT TO PREVENT EVENTS OF DEFAULT.

                  The failure to make any payment due with respect to the Securities by reason of any provision of this Article XI shall not be construed as preventing the occurrence of an Event of Default under Section 601.

                                 ARTICLE TWELVE
                                  MISCELLANEOUS

                       SECTION 1201.     TRUST INDENTURE ACT CONTROLS.

                  The Trustee and the Company agree to comply with all provisions of the TIA applicable to or binding upon it in connection with this Indenture and any action to be taken hereunder. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision of the TIA shall control.

                       SECTION 1202.     NOTICES.

                  Any notice or communication by the Company or the Trustee to one or both of the others is duly given if in writing and delivered in person, mailed by first-class mail or by express delivery to the other parties' addresses stated in this Section 1202. The Company or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication to a Security Holder is duly given (unless otherwise expressly provided herein) if in writing and mailed by first class mail to each Security Holder affected by the event at the address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Security Holder or any defect in it shall not affect its sufficiency with respect to other Security Holders.

                  If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  If the Company mails a notice or communication to Security Holders, it shall mail a copy to the Trustee and each Agent at the same time.

                  All notices or communications shall be in writing.

                  The Company's address is:

                                Axcan Pharma Inc.
                                597 Laurier Blvd.
                                Mont St-Hilaire, Quebec  J3H 6C4
                                Facsimile: (450) 467-5138
                                Attention: Chief Financial Officer


                  The Trustee's address is:

                                U.S. Bank National Association
                                180 East Fifth Street

                                St. Paul, MN 55101
                                Fax: 651-244-0711
                                Attention: Corporate Trust Department


                       SECTION 1203.     COMMUNICATION BY HOLDERS WITH OTHER
HOLDERS.

                  Security Holders may communicate pursuant to TIA Section 312(b) with other Security Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

                       SECTION 1204. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

                  Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the
Trustee:

                           (i) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                           (ii) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Each signer of an Officers' Certificate or an Opinion of Counsel may (if so stated) rely, effectively, upon an Opinion of Counsel as to legal matters and an Officers' Certificate as to factual matters if such signer reasonably and in good faith believes in the accuracy of the document relied upon.

                       SECTION 1205. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

                  Each Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (i) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                           (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (iii) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                       SECTION 1206.     RULES BY TRUSTEE AND AGENTS.

                  The Trustee may make reasonable rules for action by or at a meeting of Security Holders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules and set reasonable requirements for their respective functions.

                       SECTION 1207.     LEGAL HOLIDAYS.

                  A "LEGAL HOLIDAY" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in The City of New York, in the State of New York, in the City of Montreal, Canada or in the city in which the Trustee administers its corporate trust business. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on that payment for the intervening period.

                  A "BUSINESS DAY" is a day other than a Legal Holiday.

                       SECTION 1208.     NO RECOURSE AGAINST OTHERS.

                  No past, present or future director, officer, employee, incorporator or shareholder of the Company, as such, shall have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

                       SECTION 1209.     DUPLICATE ORIGINALS.

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Delivery of an executed counterpart by facsimile shall be effective as delivery of a manually executed counterpart thereof.

                       SECTION 1210.     GOVERNING LAW.

                  This Indenture and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Indenture, directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements and instruments entered into and wholly-performed within the State of New York.

                       SECTION 1211. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                       SECTION 1212.     SUCCESSORS.

                  All agreements of the Company in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

                       SECTION 1213. CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

                  The Company irrevocably submits to the nonexclusive jurisdiction of any New York State or Federal court sitting in The City of New York over any suit, action or proceeding arising out of or relating to this Indenture or any Security. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in any inconvenient forum. The Company agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Company and may be enforced in the courts of Canada (or any other courts to the jurisdiction of which the Company is subject) by a suit upon such judgment, provided that service of process is effected upon the Company in the manner specified in the following paragraph or as otherwise permitted by law; PROVIDED, HOWEVER, that the Company does not waive, and the foregoing provisions of this sentence shall not constitute or be deemed to constitute a waiver of,
(i) any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of any such judgment or (ii) any stay of execution or levy pending an appeal from, or a suit, action or proceeding for reconsideration or review of, any such judgment.

                  As long as any of the Securities remain outstanding, the Company will at all times have an authorized agent in the Borough of Manhattan, The City of New York upon whom process may be served in any legal action or proceeding arising out of or relating to the Indenture or any Security. Service of process upon such agent and written notice of such service mailed or delivered to the Company shall to the extent permitted by law be deemed in every respect effective service of process upon the Company in any such legal action or proceeding. The Company hereby appoints CT Corporation System as its agent for such purpose, and covenants and agrees that service of process in any such legal action or proceeding may be made upon it at the office of such agent at 111 8th Avenue, New York, New York 10011 (or at such other address in the Borough of Manhattan, The City of New York, as the Company may designate by written notice to the Trustee).

                  The Company hereby consents to process being served in any suit, action or proceeding of the nature referred to in the preceding paragraphs by service upon such agent together with the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Company set forth in the first paragraph of this instrument or to any other address of which the Company shall have given written notice to the Trustee. The Company irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service (but does not waive any right to assert lack of subject matter jurisdiction) and agrees that such service (i) shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Company.

                  Nothing in this Section shall affect the right of the Trustee or any Holder to serve process in any manner permitted by law or limit the right of the Trustee to bring proceedings against the Company in the courts of any jurisdiction or jurisdictions.

                       SECTION 1214.     CONVERSION OF CURRENCY.

                  (a) The Company covenants and agrees that the following provisions shall apply to conversion of currency in the case of the Securities and this Indenture:

                           (i) If for the purposes of obtaining judgment in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into any other currency (the "JUDGMENT CURRENCY") an amount due or contingently due under the Securities and this Indenture (the "REQUIRED CURRENCY"), then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which a final judgment which is not appealable or is not appealed is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine).

                           (ii) If there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment referred to in (i) above is given or an order of enforcement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, the Company shall pay such additional (or, as the case may be, such lesser) amount, if any, as may be necessary so that the amount paid in the Judgment Currency when converted at the rate of exchange prevailing on the date of receipt will produce the amount in the Required Currency originally due.

                  (b) In the event of the winding-up of the Company at any time while any amount or damages owing under the Securities and this Indenture, or any judgment or order rendered in respect thereof, shall remain outstanding, the Company shall indemnify and hold the Holders of Securities and the Trustee harmless against any deficiency arising or resulting from any variation in rates of exchange between (1) the date as of which the equivalent of the amount in the Required Currency (other than under this Section 1214(b)) is calculated for the purposes of such winding-up and (2) the final date for the filing of proofs of claim in such winding-up. For the purpose of this Section 1214(b) the final date for the filing of proofs of claim in the winding-up of the Company shall be the date fixed by the liquidator or otherwise in accordance with the relevant provisions of applicable law as being the latest practicable date as at which liabilities of the Company may be ascertained for such winding-up prior to payment by the liquidator or otherwise in respect thereto.

                  (c) The obligations contained in Sections 1214(a)(ii) and (b) of this Section shall constitute separate and independent obligations of the Company from its other obligations under the Securities and this Indenture, shall give rise to separate and independent causes of action against the Company, shall apply irrespective of any waiver or extension granted by any Holder or Trustee from time to time and shall continue in full force and effect notwithstanding any judgment or order or the filing of any proof of claim in the winding-up of the Company for a liquidated sum in respect of amounts due hereunder (other than under Section 1214(b) above) or under any such judgment or order. Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders or the Trustee, as the case may be, and no proof or evidence of any actual loss shall be required by the Company or the applicable liquidator. In the case of Subsection (b) above, the amount of such deficiency shall not be deemed to be reduced by any variation in rates of exchange occurring between the said final date and the date of any liquidating distribution.

                  (d) The term "RATE(S) OF EXCHANGE" shall mean the Bank of Canada noon rate for purchases on the relevant date of the Required Currency with the Judgment Currency, as reported by Telerate on screen 3194 (or such other means of reporting the Bank of Canada noon rate as may be agreed upon by each of the parties to this Indenture) and includes any premiums and costs of exchange payable.

                       SECTION 1215.     SEPARABILITY.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and a Holder shall have no claim therefor against any party hereto.

                       SECTION 1216.     TABLE OF CONTENTS, HEADINGS, ETC.

                  The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first above written.

                                    AXCAN PHARMA INC.



                                    By: /s/ Jean Vezina
                                        ---------------------------------------
                                        Name:    Jean Vezina
                                        Title:   Vice President, Finance





                                    U.S. BANK NATIONAL ASSOCIATION, as Trustee



                                    By: /s/ Frank P. Leslie III
                                        ---------------------------------------
                                        Name:    Frank P. Leslie III
                                        Title:   Vice President

                                    EXHIBIT A
                               [Face of Security]

[INSERT PRIVATE PLACEMENT LEGEND AND GLOBAL SECURITY LEGEND AS REQUIRED]


                                AXCAN PHARMA INC.

                  4 1/4% CONVERTIBLE SUBORDINATED NOTE DUE 2008

[Certificate No. _______]                                CUSIP NO. ____________
                                                          ISIN NO. ____________

AXCAN PHARMA INC., a corporation incorporated under the Canada Business Corporations Act (herein called the "COMPANY"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum
of     UNITED STATES DOLLARS ($      ) on April 15, 2008, and to pay interest
thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest is paid or duly provided for. The right to payment of the principal and all other amounts due with respect hereto is subordinated to the rights of Senior Indebtedness as set forth in the Indenture referred to on the reverse side hereof.

                  Interest Payment Dates: April 15 and October 15, with the first payment to be made on October 15, 2003.

                  Record Dates: April 1 and October 1.

                  The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

                  IN WITNESS WHEREOF, AXCAN PHARMA INC. has caused this instrument to be duly signed.

                                            AXCAN PHARMA INC.


                                            By: ______________________________
                                                Name:
                                                Title:




Dated: ______________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE





By:  ______________________
      Authorized Signatory

Dated: ____________

                              [REVERSE OF SECURITY]


                                AXCAN PHARMA INC.


                  4 1/4% CONVERTIBLE SUBORDINATED NOTE DUE 2008

(1) INTEREST. AXCAN PHARMA INC., a corporation incorporated under the Canada Business Corporations Act (the "COMPANY"), promises to pay interest on the principal amount of this Security at the rate PER ANNUM shown above. The Company will pay interest semi-annually on April 15 and October 15 of each year, with the first payment to be made on October 15, 2003. Interest on the Securities will accrue on the principal amount from the most recent date to which interest has been paid or provided for or, if no interest has been paid, from March 5, 2003. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

(2) MATURITY. The Securities will mature on April 15, 2008.

(3) METHOD OF PAYMENT. The Company will pay interest on the Securities (except defaulted interest) to the persons who are registered Holders of Securities at the close of business on the record date set forth on the face of this Security next preceding the applicable interest payment date. Holders must surrender Securities to a Paying Agent to collect the principal, Redemption Price or Change in Control Price of the Securities. The Company will pay all amounts due with respect to the Securities in money of the United States that at the time of payment is legal tender for payment of public and private debts. If this Security is in global form, the Company will pay interest on the Securities by wire transfer of immediately available funds to the account specified by the Holder. With respect to securities held other than in global form, the Company will make payments by wire transfer of immediately available funds to the account specified by the Holders thereof or, if no such account is specified with respect to a Holder, by mailing a check to the Holder's registered address.

(4) PAYING AGENT, REGISTRAR, CONVERSION AGENT. Initially, U.S. Bank National Association (the "TRUSTEE") will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar or Conversion Agent without notice to the Holders. The Company may act in any such capacity.

(5) INDENTURE. The Company issued the Securities under an Indenture dated as of March 5, 2003 (the "INDENTURE") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (the "ACT") as in effect on the date of the Indenture. The Securities are subject to all such terms, and Security Holders are referred to the Indenture and the Act for a statement of such terms. The Securities are general unsecured subordinated obligations of the Company limited to $110,000,000 aggregate principal amount ($125,000,000 if the Over-Allotment Option is exercised in full), except as otherwise provided in the Indenture (except for Securities issued in substitution for destroyed, mutilated, lost or stolen Securities). Terms used herein which are defined in the Indenture have the meanings assigned to them in the Indenture.

(6) ADDITIONAL AMOUNTS. The Company will pay to the Holders such Additional Amounts as may become payable under Section 407 of the Indenture.

(7) OPTIONAL REDEMPTION. No sinking fund is provided for the Securities. Except as provided in paragraph 9, the Securities will be redeemable prior to maturity at the option of the Company, in whole or in part, at any time on or after April 20, 2006, at the following Redemption Prices (expressed as percentages of the principal amount thereof), if redeemed during the periods commencing on the dates set forth below, in each case together with accrued and unpaid interest to, but excluding, the redemption date:

             -------------------------------------------------------
                                   Redemption

              Date                                             Price
             -------------------------------------------------------
             April 20, 2006 to April 14, 2007              101.70%
             April 15, 2007 to April 14, 2008              100.85%
             -------------------------------------------------------

(8) NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at its registered address. Securities in denominations larger than $1,000 principal amount may be redeemed in part but only in positive integral multiples of $1,000 principal amount. On and after the redemption date interest ceases to accrue on Securities or portions of them called for redemption.

(9) REDEMPTION FOR TAX REASONS. The Company may, at its option, redeem the Securities, in whole but not in part, at a Redemption Price equal to 100% of the principal amount thereof together with accrued and unpaid interest, if any, to, but excluding the redemption date if the Company has become or would become obligated to pay to the Holders any Additional Amounts (which are more than a DE MINIMIS amount) as a result of any amendment or change occurring after February 27, 2003 in the laws or any regulations of Canada or any Canadian political subdivision or taxing authority, or any change occurring after February 27, 2003 in the interpretation or application of any such laws or regulations by any legislative body, court, governmental agency, taxing authority or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory or administrative policies or practices); provided the Company cannot avoid these obligations by taking reasonable measures available to it and that it delivers to the Trustee an opinion of Canadian legal counsel specializing in taxation and an Officers' Certificate attesting to such change and obligation to pay Additional Amounts. The Company will not and will not cause any Paying Agent or the Trustee to deduct or withhold from such Redemption Price any amounts on account of, or in respect of, any Canadian withholding taxes (except in respect of certain Excluded Holders). In such event, the Company will give the Holders of the Securities not less than 30 Business Days' nor more than 60 Business Days' notice of this redemption, except that (i) the Company will not give notice of redemption earlier than 60 Business Days prior to the earliest date on or from which it would be obligated to pay any such Additional Amounts, and (ii) at the time the Company gives the notice, the circumstances creating its obligation to pay such Additional Amounts remain in effect.

                  Upon receiving such notice of redemption, no later than the close of business on the Business Day prior to the redemption date, each Holder who does not wish to have the Company redeem its Securities can elect to convert its Securities or not have its Securities redeemed, provided that no Additional Amounts will be payable by the Company on any payment of interest or principal with respect to its Securities after such redemption date. All future payments will be subject to the deduction or withholding of any Canadian Taxes required to be deducted or withheld.

                  Where no election is made, the Holder will have its Securities redeemed without any further action. The holder must deliver to the Company (if it is acting as its own Paying Agent), or to a Paying Agent designated by the Company for such purpose in the notice of redemption a written Notice of Election so as to be received by the Paying Agent no later than the close of business on the Business Day prior to the redemption date.

                  A Holder may withdraw any Notice of Election by delivering to the Paying Agent a written notice of withdrawal prior to the close of business on the Business Day prior to the redemption date.

(10) PURCHASE AT THE OPTION OF HOLDERS. In the event of a Change in Control with respect to the Company, then each Holder of the Securities shall have the right, subject to the rights of the holders of Senior Indebtedness under Article XI of the Indenture, to require the Company to purchase such Holder's Securities including any portion thereof which is $1,000 in principal amount or any positive integral multiple thereof, pursuant to an offer to purchase such Securities required to be made by the Company (the "CHANGE IN CONTROL OFFER"), on a day (the "CHANGE IN CONTROL PURCHASE DATE") that is 30 Business Days after the date of the Change in Control Notice, unless otherwise required by applicable law, at a price equal to 100% of the outstanding principal amount of such Security, plus accrued and unpaid interest to, but excluding, the Purchase Date.

                  Within 30 Business Days after the occurrence of the Change in Control, the Company is obligated to give notice of the occurrence of such Change in Control and make the Change in Control Offer to each Holder. Such notice shall include, among other things, the date by which Holder must notify the Company of such Holder's intention to accept the Change in Control Offer and of the procedure which such Holder must follow to tender Securities for purchase by the Company under such offer. To accept the Change in Control Offer, a Holder of Securities must deliver on or before the close of business on the third Business Day immediately preceding the Purchase Date written notice to the Company (or an agent designated by the Company for such purpose) and the Trustee of the Holder's acceptance of the change in Control Offer together with the Securities with respect to which the acceptance is being made, duly endorsed for transfer in accordance with the provisions of the Indenture.

                  A "CHANGE IN CONTROL" of the Company shall be deemed to have occurred at such time as:

                           (i) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange
                  Act), is or becomes the "beneficial owner" (as such term is used in Rule 13d-3 under the

                  Exchange Act), directly or indirectly, of 50% or more of the voting power of the Company's Common Shares or other capital stock into which our Common Shares are reclassified or changed (collectively, the "VOTING SECURITIES"; or

                           (ii) any person who, together with any joint actors (as such terms are used in Title IV of the Quebec Securities Act), acquires or increases its ownership or power to exercise control or direction over 50% or more of a class of the Company's Voting Securities; or

                           (iii)    there shall be consummated any
                  consolidation, merger, amalgamation, statutory arrangement (involving a business combination) or similar transaction of the Company in which it is not the continuing or surviving corporation or pursuant to which the Common Shares would be converted into cash, securities or other property, in each case, other than a consolidation, merger, amalgamation, statutory arrangement (involving a business combination) or similar transaction of the Company in which the holders of the Voting Securities immediately prior to such transaction have, directly or indirectly, at least a majority of the voting shares of the continuing or surviving corporation immediately after such transaction; or

                           (iv) at any time the following persons cease for any reason to constitute a majority the Company's Board of
                  Directors:

                           (1) individuals who on the Issue Date of the convertible Securities constituted the Board of Directors and

                           (2) any new directors whose election by the Board of Directors or whose nomination for election by the Company's shareholders was approved by at least a majority of the directors then still in office who were either directors on the Issue Date of the Securities or whose election or nomination for election was previously so approved; or

                           (v) the sale, lease or transfer of all or substantially all of the consolidated assets of the Company to any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act).

                  However, a Change in Control will not be deemed to have occurred if either:

                  (X) the last sale price of the Company's Common Shares for any five trading days during the ten trading days immediately preceding the Change in Control is at least equal to 105% of the then effective conversion price on the date of such trading day; or

                  (Y) in the case of a consolidation, merger, amalgamation, statutory arrangement (involving a business combination) or similar transaction, all of the consideration (excluding cash payments for fractional shares and cash payments pursuant to dissenters' appraisal rights, if applicable) in the transaction constituting the

                  Change in Control consists of common stock traded on a U.S. national securities exchange or quoted on the NNM (or which will be so traded or quoted when issued or exchanged in connection with such Change in Control) and as a result of such transaction or transactions the Securities become convertible solely into such common stock.

(11) CONVERSION. A Holder of Securities may convert a Security into Common Shares of the Company as follows:

     A. A Holder of Securities may surrender Securities for conversion during any conversion period, if the Daily Market Price of the Common Shares for at least 20 consecutive trading days in the 30 consecutive trading-day period ending on the first day of the conversion period was more than 110% of the conversion value in effect on that thirtieth trading day. A "conversion period" will be the period from and including the thirtieth trading day in a fiscal quarter to, but not including the thirtieth trading day in the immediately following fiscal quarter.

     B. A Holder of Securities may surrender Securities for conversion during the five business-day period following any 10 consecutive trading-day period in which the daily average of the "trading prices" for the Securities for that 10 trading-day period was less than 95% of the average "conversion value" for the Securities during that period. As used in this paragraph B, the "conversion value" is equal to the product of the Daily Market Price for the Common Shares on a given day multiplied by the then current conversion rate, which is the number of Common Shares into which each $1,000 aggregate principal amount of Security is then convertible. As used in this paragraph B, the "trading price" of the Securities on any date of determination means the average of the secondary market bid quotations per Security obtained by the Company or the Calculation Agent for $1,000,000 principal amount of Securities at approximately 3:30 P.M., New York City time, on such determination date from three independent nationally recognized securities dealers the Company selects, provided that if at least three such bids cannot reasonably be obtained by the Company or the Calculation Agent, but two such bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by the Company or the Calculation Agent, this one bid shall be used. If either the Company or the Calculation Agent cannot reasonably obtain at least one bid for $1,000,000 principal amount of Securities from a nationally recognized securities dealer, then the trading price of the Securities will equal (i) the then-applicable conversion rate of the Securities multiplied by (ii) the Daily Market Price of the Common Shares on such determination date. "Calculation Agent" means UBS Warburg LLC or any other securities dealer selected by the Company.

     C. A Holder of Securities may surrender Securities for conversion if the Company has called the Securities for redemption at any time before the close of business on the Business Day immediately preceding the date fixed for such redemption. If a Holder already has delivered a Change in Control Notice with respect to a Security, the Holder may not surrender that Security for conversion until the Holder has withdrawn the Change in Control Notice in accordance with the Indenture.

     D. A Holder of Securities may surrender Securities for conversion if (i) the Company distributes rights or warrants to all holders of Common Shares entitling them (for a period commencing no earlier than the record date for the determination of holders of Common Shares entitled to receive such rights or warrants) to subscribe for or purchase Common Shares (or securities convertible into Common Shares), at a price per share less than the then Current Market Price of Common Shares on such record date, except for rights under the Rights Plan (ii) the Company elects to distribute to all holders of Common Shares cash or other assets, debt securities or rights or warrants to subscribe for securities (other than those referred to in clause (i) above), which distribution has a per share value exceeding 10% of the Daily Market Price of the Common Shares on the trading day preceding the declaration date of such distribution, or (iii) a Change in Control has occurred other than pursuant to a transaction described in paragraph E below; provided that the Company shall mail to Holders of Securities a notice of such distribution or Change in Control at least 20 days prior to the ex-dividend date for the distribution or within 30 days of the occurrence of the Change in Control, as the case may be. Once such notice to Holders of Securities has been provided, Holders may convert their Securities any time until either (x) the earlier of close of business on the Business Day immediately prior to the ex-dividend date and the Company's announcement that the distribution will not take place, in the case of a distribution, or (y) within 30 days of the Change in Control notice, in the case of a Change in Control. In the case of a distribution, no adjustment to the ability of a Holder of Securities to convert will be made if the holder participates or will participate in the distribution without conversion.

     E. If the Company is party to a consolidation, amalgamation, statutory arrangement, merger, binding share exchange or other combination or transfer of all or substantially all of the Company's assets pursuant to which the Common Shares will be converted into or the right to receive cash, securities or other property, a Holder of Securities may surrender Securities for conversion at any time from and after the date which is 15 days prior to the anticipated effective date of the transaction until 15 days after the effective date of the transaction and at the effective time of the transaction, the right to convert a Security into Common Shares will be deemed to have changed into a right to convert the Security into or the right to receive the kind and amount of cash, securities or other property which the Holder would have received if the Holder had converted the Security immediately prior to the transaction. If the transaction also constitutes a Change in Control, the Holder may require the Company to repurchase all or a portion of its Securities pursuant to paragraph 10. If, however, prior to the date that is five years from the Issue Date, Holders of Securities would otherwise be entitled to receive, upon conversion of the Securities, any property (including cash) or securities of a company ("INELIGIBLE CONSIDERATION") that would not constitute "PRESCRIBED SECURITIES" for the purpose of clause 212(1)(b)(vii)(E) of the Tax Act, such Holders shall not be entitled to receive such Ineligible Consideration but the Company or the successor or acquiror, as the case may be, shall have the right (at the sole option of the Company or the successor or acquiror, as the case may be) to deliver either such Ineligible Consideration or Prescribed Securities with a market value comparable to such Ineligible Consideration. The Company will give notice to Holders of the Securities at least 30 days prior to the effective date of such transaction in writing and by release to a business newswire stating the consideration into which the Securities will be convertible after the effective date of such transaction. After such notice, the Company or the successor or acquiror, as the case may be, may not change the consideration to be delivered upon conversion of the Securities except in accordance with any other provision of this Indenture.

                  The initial conversion rate is 71.3929 shares of Common Shares per $1,000 principal amount of Securities, or an effective initial Conversion Price of approximately $14.01 per share, subject to adjustment in the event of certain circumstances as specified in the Indenture. The Company will deliver a check in lieu of any fractional share. On conversion no payment or adjustment for any unpaid and accrued interest, or Additional Interest Amount with respect to, the Securities will be made. If a Holder of Securities surrenders a Security for conversion between the record date for the payment of interest and the next interest payment date, such Security, when surrendered for conversion, must be accompanied by payment of an amount equal to the interest thereon which the registered Holder of Securities on such record date is to receive, unless the Securities have been called for redemption as described in the Indenture.

                  To convert a Security, a Holder of Securities must (1) complete and sign the Conversion Notice, with appropriate signature guarantee, on the back of the Security, (2) surrender the Security to a Conversion Agent,
(3) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent, (4) pay the amount of interest, if any, the Holder may be paid as provided in the last sentence of the above paragraph and
(5) pay any transfer or similar tax if required. A Holder of Securities may convert a portion of a Security if the portion is $1,000 principal amount or a positive integral multiple of $1,000 principal amount.

                  Any shares issued upon conversion of a Security shall bear the Private Placement Legend until after the second anniversary of the later of the Issue Date for the Securities and the last date on which the Company or any Affiliate of the Company was the owner of such shares or the Security (or any predecessor security) from which such shares were converted (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) (or such longer period of time as may be required under the Securities Act or applicable state securities laws in the Opinion of Counsel for the Company, unless otherwise agreed by the Company and the Holder of such Security).

(12) SUBORDINATION. The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness. Each Holder by accepting a Security agrees to such subordination and authorizes the Trustee to give it effect.

(13) DENOMINATIONS, TRANSFER, EXCHANGE. The Securities are in registered form without coupons in denominations of $1,000 principal amount and positive integral multiples of $1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Registrar need not exchange or register the transfer of any Security selected for redemption in whole or in part, except the unredeemed portion of Securities to be redeemed in part. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before the mailing of a notice of redemption of the Securities selected to be redeemed and in certain other circumstances provided in the Indenture.

(14) PERSONS DEEMED OWNERS. The registered Holder of a Security may be treated as the owner of such Security for all purposes.

(15) MERGER OR CONSOLIDATION. The Company shall not consolidate with, amalgamate or merge with or into, enter into a binding share exchange or transfer or lease all or substantially all of its properties and assets to, another person (including in any such case under a statutory arrangement) unless such other person is a corporation organized under the laws of the United States, any State thereof, the District of Columbia, the laws of Canada or any province or territory thereof; such person assumes by supplemental indenture all the obligations of the Company, under the Securities and this Indenture; and immediately after giving effect to the transaction, no Default or Event of Default shall exist; provided, however, for purposes of the foregoing, the sale, conveyance, transfer or lease (in a single transaction or a series of transactions) of the properties or assets of one or more Subsidiaries (other than to the Company or another wholly-owned Subsidiary) which, if such properties or assets were directly owned by the Company, would constitute all or substantially all of its properties and assets on a consolidated basis, shall be deemed to be a sale, conveyance, transfer or lease of all or substantially all of the Company's properties and assets.

(16) AMENDMENTS, SUPPLEMENTS AND WAIVERS. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or the consent of any Security Holder, the Indenture or the Securities may be amended or supplemented to cure any ambiguity or inconsistency, to comply with Sections 501 and 1012 of the Indenture, to make any changes or modifications to the Indenture necessary in connection with the registration of the Securities under the Securities Act and the qualification of the Indenture under the TIA, to secure the obligations of the Company in respect of the Securities, or to add to covenants of the Company described in the Indenture for the benefit of Security Holders or to surrender any right or power conferred upon the Company.

(17) DEFAULTS AND REMEDIES. An Event of Default includes the occurrence of any of the following: default in payment of principal or Change in Control Price or Redemption Price of any Security, when the same becomes due and payable; default for 30 days in payment of accrued and unpaid interest, Additional Interest Amount or Additional Amounts; failure by the Company for 30 days after notice to it to comply with any of its other agreements in the Indenture or the Securities; certain payment defaults or the acceleration of other Indebtedness of the Company and its Subsidiaries and certain events of bankruptcy or insolvency involving the Company or its Significant Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding may declare all the Securities to be due and payable immediately, except as provided in the Indenture. If an Event of Default specified in Section 601(v) or (vi) of the Indenture with respect to the Company occurs, the principal of and accrued interest on all the Securities shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Security Holder. Security Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Security Holders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment) if it determines that withholding notice is in the interests of the Security Holders. The Company must furnish an annual compliance certificate to the Trustee.

(18) REGISTRATION RIGHTS. The Holders are entitled to registration rights as set forth in the Registration Rights Agreement. The Holders shall be entitled to receive Additional Interest Amount in the event of a "registration default" in certain circumstances, all as set forth in the Registration Rights Agreement.

(19) TRUSTEE DEALINGS WITH THE COMPANY. The Trustee under the Indenture, or any banking institution serving as successor Trustee thereunder, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

(20) NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Security Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

(21) AUTHENTICATION. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(22) GOVERNING LAW. This Security and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Security, directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements and instruments entered into and wholly-performed within the State of New York.

(23) ABBREVIATIONS. Customary abbreviations may be used in the name of a Security Holder or an assignee, such as: TEN COM (= tenants in common), TENENT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

                  THE COMPANY WILL FURNISH TO ANY SECURITY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO:

                                Axcan Pharma Inc.

                                597 Laurier Blvd.
                                Mont St-Hilaire, Quebec J3H 6C4
                                Facsimile: (450) 467-5138
                                Attention: Director Investor Relations

                               FORM OF ASSIGNMENT

I or we assign to:


-------------------------------------------------------------------------------
(Please insert social security or other identifying number )


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

(please print or type name and address)



the within Security and all rights thereunder, and hereby irrevocably constitutes and appoints:


-------------------------------------------------------------------------------

Attorney to transfer the Security on the books of the Company with full power of substitution in the premises.

Dated: ____________                   Signed: ________________________________


                                              ________________________________



                  NOTICE: The signature(s) on this assignment must correspond with the name as it appears upon the face of the within Security in every particular without alteration or enlargement or any change whatsoever and be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.


Signature Guarantee: ___________________________________________

                  In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the Resale Restriction Termination Date, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with transfer:

                  [Check One]

(1) ____      to the Company or any subsidiary thereof; or

(2) ____ pursuant to and in compliance with Rule 144A under the U.S. Securities Act of 1933, as amended; or

(3) ____ outside the United States to a person other than a "U.S. person" in compliance with Rule 904 of Regulation S under the U.S. Securities Act of 1933, as amended; or

(4) ____ pursuant to the exemption from registration provided by Rule 144 under the U.S. Securities Act of 1933, as amended; or

(5) ____ pursuant to an effective registration statement under the U.S. Securities Act of 1933, as amended.

and unless the box below is checked, the undersigned confirms that such Security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the U.S. Securities Act of 1933, as amended (an "Affiliate"):

[ ] The transferee is an Affiliate of the Company. (If the Security is transferred to an Affiliate, the restrictive legend must remain on the Security for two years following the date of the transfer).

         Unless one of the items is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if items (3),
(4) or (5) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Securities, in their sole discretion, such written legal opinions, certifications and other information as the Trustee or the Company have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 216 of the Indenture shall have been satisfied.

Dated: _________________               Signed: ________________________________


                                               (Sign exactly as name appears on
                                               the other side of this Security)

                                                Signature Guarantee:


                                                _______________________________


TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: ___________________            Signed: _________________________________

                                            NOTICE:  To  be  executed  by  an
                                            executive  Officer

                                CONVERSION NOTICE

To convert this Security into Common Shares of the Company, check the box: [ ]

To convert only part of this Security, state the principal amount to be converted (must be in multiples of $1,000):

                               $------------------

If you want the stock certificate made out in another person's name, fill in the form below:


------------------------------------------------------------------------------
(Insert other person's soc. sec. or tax I.D. no.)


--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------

(Print or type other person's name, address and zip code)


--------------------------------------------------------


Date: ______________________     Signature(s):_________________________________
                                              (Sign exactly as your name(s)
                                              appear(s) on the other side of
                                              this Security)

                                       Signature(s) guaranteed by:

                                       ________________________________________

                                        (All signatures must be guaranteed by a
                                        guarantor institution participating in
                                        the Securities Transfer Agents Medallion
                                        Program or in such other guarantee
                                        program acceptable to the Trustee.)

                    OPTION OF HOLDER TO ELECT PURCHASE NOTICE

Certificate No. of Security:  ___________

                  If you want to elect to have this Security purchased by the Company pursuant to Section 309 of the Indenture, check the box: [ ]

                  If you want to elect to have only part of this Security purchased by the Company pursuant to Section 309 of the Indenture, state the principal amount:

                            $-----------------------

                       (in an integral multiple of $1,000)

Date: ___________________  Signature(s): ________________________________
                                       (Sign exactly as your name(s) appear(s)
                                        on the other side of this Security)

                                        Signature(s) guaranteed by:


                                        _______________________________________
                                        (All signatures must be guaranteed by a
                                        guarantor institution participating in
                                        the Securities Transfer Agents Medallion
                                        Program or in such other guarantee
                                        program acceptable to the Trustee.)

                     NOTICE OF ELECTION UPON TAX REDEMPTION

Certificate No. of Security:  ___________

                  If you want to elect not to have this Security purchased by the Company pursuant to Section 308 of the Indenture, check the box: [ ]

                  If you want to elect to have only part of this Security purchased by the Company pursuant to Section 308 of the Indenture, state the principal amount:

                            $-----------------------

                       (in an integral multiple of $1,000)





Date: _______________      Signature(s): ______________________________________
                                        (Sign exactly as your name(s) appear(s)
                                        on the other side of this Security)

                                        Signature(s) guaranteed by:


                                        _______________________________________
                                        (All signatures must be guaranteed by a
                                        guarantor institution participating in
                                        the Securities Transfer Agents Medallion
                                        Program or in such other guarantee
                                        program acceptable to the Trustee.)

                                   SCHEDULE A


            SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY

                  The following exchanges of a part of this Global Security for an interest in another Global Security or for Securities in certificated form, have been made:


---------------------------------------------------------------------------------------------------------------------
    Amount of decrease in          Amount of increase in      Principal amount of this      Signature of authorized
   Principal amount of this      Principal amount of this     Global Security following     signatory of Trustee or
       Global Security                Global Security        such decrease (or increase)           Custodian
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------


---------------------

This is included in Global Securities only.


                                  Schedule A-1

                                   EXHIBIT B-1


                        FORM OF PRIVATE PLACEMENT LEGEND

THIS SECURITY AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIROR:

(1)      REPRESENTS THAT:

         (A) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A "QUALIFIED INSTITUTIONAL BUYER" (WITHIN THE MEANING OF RULE 144A UNDER THE U.S. SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT; OR

         (B) IT IS NOT A U.S. PERSON (WITHIN THE MEANING OF REGULATION S UNDER THE U.S. SECURITIES ACT),

(2) AGREES THAT IT WILL NOT DIRECTLY OR INDIRECTLY ENGAGE IN ANY HEDGING TRANSACTIONS INVOLVING THIS SECURITY OR THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY UNLESS IN COMPLIANCE WITH THE U.S SECURITIES ACT, AND

(3) AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, PRIOR TO THE DATE THAT IS THE LATER OF (X) TWO YEARS AFTER THE LATER OF THE LAST ORIGINAL ISSUE DATE HEREOF (WHICH WOULD INCLUDE THE EXERCISE OF THE OVER-ALLOTMENT OPTION) AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE U.S. SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER, AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT ONLY:

         (A)      TO THE COMPANY OR ANY SUBSIDIARY THEREOF;

         (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE U.S. SECURITIES ACT;


                                     B-1-2

         (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE U.S. SECURITIES ACT;

         (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; OR

         (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT.

                  PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH
                  (3)(C) OR (D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (3)(E) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144A EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT.



                                     B-1-3

                                   EXHIBIT B-2


                       FORM OF LEGEND FOR GLOBAL SECURITY

                  Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 216 OF THE INDENTURE.


                                     B-2-1

                                   EXHIBIT D-1


                       Form of Certificate To Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S

U.S. Bank National Association
180 East Fifth Street
St. Paul, MN 55101
Corporate Trust Department
Attention:  Frank P. Leslie

            Re: AXCAN PHARMA INC. (the "COMPANY") 4 1/4% Convertible
                Subordinated Notes due 2008 (the "Securities")

Ladies and Gentlemen:

                  In connection with our proposed sale of $_________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"), and, accordingly, we represent that:

                  (1) the offer of the Securities was made in an "offshore transaction" to a person other than a "U.S. person" (as defined in Regulation S);

                  (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

                 (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act;

                 (5) we have advised the transferee of the transfer restrictions applicable to the Securities; and

                 (6) if we are a dealer in securities or have received a selling concession, fee or other remuneration in respect of the Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied.


                                     D-1-1

                  You, the Company and counsel for the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                                  Very truly yours,
                                                  [Name of Transferor]


                                                   By:


                                                   ____________________________
                                                   Authorized Signature

                                     D-1-2

                                    EXHIBIT E


         Form of Notice of Transfer Pursuant to Registration Statement

AXCAN PHARMA INC.
597 Laurier Blvd.
Mont St.-Hilaire, Quebec  J3H 6C4

U.S. Bank National Association
180 East Fifth Street
St. Paul, MN 55101
Corporate Trust Department
Attention:  Frank P. Leslie

            Re: AXCAN PHARMA INC. (the "COMPANY") 4 1/4% Convertible
                Subordinated Notes due 2008 (the "SECURITIES")

Ladies and Gentlemen:

                  Please be advised that _____________ has transferred $___________ aggregate principal amount of the Securities or __ Common Shares, of the Company issuable on conversion of the Securities ("STOCK") pursuant to an effective Shelf Registration Statement on Form F-10 (File No. 333-________).

                  We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933 as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Securities or Stock is named as a "SELLING SECURITY HOLDER" in the Prospectus dated _________, or in amendments or supplements thereto, and that the aggregate principal amount of the Securities, or number of shares of Stock transferred are [a portion of] the Securities or Stock listed in such Prospectus, as amended or supplemented, opposite such owner's name.

                                                  Very truly yours,




                                                  _____________________________
                                                  (Name)

                                    EXHIBIT F


         Form of Opinion of Counsel in Connection with Registration of Securities

[Name]
[Address]


            Re: AXCAN PHARMA INC. (the "COMPANY") 4 1/4% Convertible
                Subordinated Notes due 2008 (the "SECURITIES")

Ladies and Gentlemen:

                  Reference is made to the Securities issued pursuant to a certain indenture dated as of March 5, 2003 by and between the Company and U.S. Bank National Association, as trustee (the "TRUSTEE"). The Company issued $110,000,000 aggregate principal amount of Securities on February 27, 2003 and an additional $15,000,000 aggregate principal amount of Securities in connection with the exercise of the over-allotment option on March 5, 2003 in transactions exempt from registration under the Securities Act of 1933, as amended (the "U.S. SECURITIES ACT"). The Company has filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form F-10 (File No. 333-____) (the "REGISTRATION STATEMENT") relating to the registration under the U.S. Securities Act of $______________ principal amount of the Securities and the Common Shares of the Company (the "SHARES") issuable upon conversion of the Securities being registered. The Registration Statement was declared effective by the SEC on [_____________].

                  We have acted as counsel for the Company in connection with the issuance of the Securities and the preparation and filing of the Registration Statement and are familiar with the Securities, the Indenture, the Registration Statement, the above-mentioned SEC order and such other documents as are necessary to render this opinion.

                  Based on the foregoing, it is our opinion that (1) the Registration Statement has become effective under the U.S.Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, (2) assuming that the Securities covered by the Registration Statement and the Shares issuable upon conversion of such Securities are sold by a relevant Holder specified in the Registration Statement in a manner specified in the Registration Statement, such sale of the Securities and Shares issuable upon conversion of the Securities will have been duly registered under the U.S. Securities Act and (3) the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                                                 Yours truly,


                                      F-1